Exhibit 99.3

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement (this “Amendment”) is entered into as of May 26, 2016, by and among Commonwealth Edison Company (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto (the “Lenders”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of March 28, 2012 (as amended, restated or otherwise modified from time to time, the “Existing Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Existing Credit Agreement.

B. The Borrower, the Administrative Agent and the Lenders wish to amend and restate the Existing Credit Agreement in the form of Exhibit A attached hereto (the “Restated Credit Agreement”), subject to the terms and conditions hereof.

C. The Borrower, the Administrative Agent and the undersigned Lenders are willing to enter into this Amendment on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment and Restatement of Existing Credit Agreement. The Borrower, the Administrative Agent and the Lenders agree that the Existing Credit Agreement shall be amended and restated on the Restatement Effective Date (as defined below), such that on the Restatement Effective Date the terms set forth in Exhibit A hereto shall replace the terms of the Existing Credit Agreement. As used in the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Restated Credit Agreement, the Restated Credit Agreement.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

a. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

b. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (i) in full force and effect and (ii) sufficient for the purposes hereof.

c. This Amendment has been duly executed by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

d. Each of the representations and warranties contained in the Existing Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof.

e. No Unmatured Event of Default or Event of Default has occurred and is continuing.

3. Effectiveness. This Amendment and the Restated Credit Agreement shall become effective (the “Restatement Effective Date”) on the date of receipt by the Administrative Agent of each of the following, in form and substance satisfactory to the Administrative Agent:

a. an executed copy of this Amendment, duly authorized, executed and delivered by the Borrower, the Administrative Agent, the Lenders, the LC Issuers and the Swingline Lenders;

b. an officer’s certificate from duly authorized officers of the Borrower; and

c. a favorable opinion of counsel for the Borrower.

4. Reference to and Effect Upon the Existing Credit Agreement.

a. Except as specifically amended and supplemented hereby, the Existing Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.

b. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Borrower or any Lender under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement, except as specifically set forth herein.

c. The provisions set forth in Sections 8.04, 8.09, 8.10 and 8.13 of the Existing Credit Agreement are hereby incorporated into this Amendment mutatis mutandis.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 8.04 of the Existing Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMMONWEALTH EDISON COMPANY

By:	/s/ Joseph R. Trpik Jr.
Name:	Joseph R. Trpik Jr.
Title:	Senior Vice President, CFO and Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, a Lender,
LC Issuer and Swingline Lender

By:	/s/ Juan Javellana
Name:	Juan Javellana
Title:	Executive Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

BANK OF AMERICA, N.A., as a Lender,
LC Issuer and Swingline Lender

By:	/s/ William A. Merritt, III
Name:	William A. Merritt, III
Title:	Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

BARCLAYS BANK PLC, as a Lender and LC Issuer

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

BNP PARIBAS, as a Lender and LC Issuer

By:	/s/ Brendan Heneghan
Name:	Brendan Heneghan
Title:	Director

By:	/s/ Gregoire Poussard
Name:	Gregoire Poussard
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

CITIBANK, N.A., as a Lender and LC Issuer

By:	/s/ Susan M. Olsen
Name:	Susan M. Olsen
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

GOLDMAN SACHS BANK USA, as a Lender and LC Issuer

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

MIZUHO BANK, LTD., as a Lender and LC Issuer

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

U.S. BANK NATIONAL ASSOCIATION, as a Lender and LC Issuer

By:	/s/ Eric J. Cosgrove
Name:	Eric J. Cosgrove
Title:	Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

THE BANK OF NOVA SCOTIA, as a Lender and LC Issuer

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and LC Issuer

By:	/s/ Chi-Cheng Chen
Name:	Chi-Cheng Chen
Title:	Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

WELLS FARGO BANK, N.A., as a Lender and LC Issuer

By:	/s/ Nick Schmiesing
Name:	Nick Schmiesing
Title:	Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ John M. Grause
Name:	John M. Grause
Title:	Authorized Signatory

By:	/s/ Gordon Eadon
Name:	Gordon Eadon
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jon R Hinard
Name:	Jon R Hinard
Title:	Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Ben Thomas
Name:	Ben Thomas
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James E. Weinstein
Name:	James E. Weinstein
Title:	Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

TD BANK, N.A., as a Lender

By:	/s/ Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
Name:	William Maag
Title:	Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

BANK OF CHINA, CHICAGO BRANCH, as a Lender

By:	/s/ Kefei Xu
Name:	Kefei Xu
Title:	Senior Vice President & Branch Manager

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Ramal L. Moreland
Name:	Ramal L. Moreland
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Hussam S. Alsahlani
Name:	Hussam S. Alsahlani
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Renee M. Bonnell
Name:	Renee M. Bonnell
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Mark Zobel
Name:	Mark Zobel
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement (ComEd)]

Exhibit A

Exhibit A

$1,000,000,000

CREDIT AGREEMENT

dated as of March 28, 2012

(restated as of May 26, 2016 and as previously amended)

among

COMMONWEALTH EDISON COMPANY,

as Borrower,

VARIOUS FINANCIAL INSTITUTIONS,

as Lenders,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

BANK OF AMERICA, N.A., BARCLAYS BANK PLC and

MIZUHO BANK, LTD.,

as Co-Syndication Agents

BNP PARIBAS, CITIBANK, N.A., THE BANK OF NOVA SCOTIA,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., WELLS FARGO BANK, N.A., U.S. BANK

NATIONAL ASSOCIATION and GOLDMAN SACHS BANK USA,

as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A., BARCLAYS BANK PLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and MIZUHO BANK, LTD.,

as Joint Active Lead Arrangers and Joint Active Lead Bookrunners

BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., THE BANK

OF NOVA SCOTIA, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

WELLS FARGO SECURITIES, LLC, U.S. BANK NATIONAL ASSOCIATION and GOLDMAN

SACHS BANK USA,

as Joint Passive Arrangers and Joint Passive Bookrunners

-i-

ARTICLE IV REPRESENTATIONS AND WARRANTIES		47

SECTION 4.01.	Representations and Warranties of the Borrower	47

ARTICLE V COVENANTS OF THE BORROWER		48

SECTION 5.01.	Affirmative Covenants	48

SECTION 5.02.	Negative Covenants	53

ARTICLE VI EVENTS OF DEFAULT		57

SECTION 6.01.	Events of Default	57

ARTICLE VII THE AGENTS		59

SECTION 7.01.	Authorization and Action	59

SECTION 7.02.	Administrative Agent’s Reliance, Etc.	59

SECTION 7.03.	Administrative Agent and Affiliates	60

SECTION 7.04.	Lender Credit Decision	60

SECTION 7.05.	Indemnification	60

SECTION 7.06.	Successor Administrative Agent	60

SECTION 7.07.	Co-Documentation Agents, Co-Syndication Agents, Joint Active Lead Arrangers, Joint Passive Arrangers, Joint Active Bookrunners and Joint Passive Bookrunners	61

SECTION 7.08.	Bond LC Collateral	61

ARTICLE VIII MISCELLANEOUS		61

SECTION 8.01.	Amendments, Etc.	61

SECTION 8.02.	Notices, Etc.	62

SECTION 8.03.	No Waiver; Remedies	63

SECTION 8.04.	Costs and Expenses; Indemnification	63

SECTION 8.05.	Right of Set-off	64

SECTION 8.06.	Binding Effect	64

SECTION 8.07.	Assignments and Participations	64

SECTION 8.08.	Governing Law	69

SECTION 8.09.	Consent to Jurisdiction; Certain Waivers	69

SECTION 8.10.	Waiver of Jury Trial	70

SECTION 8.11.	Execution in Counterparts; Integration	70

SECTION 8.12.	USA PATRIOT ACT NOTIFICATION	70

SECTION 8.13.	No Advisory or Fiduciary Responsibility	71

SECTION 8.14.	Termination of Existing Credit Facility	71

-ii-

SCHEDULE I	PRICING SCHEDULE
SCHEDULE II	COMMITMENTS
SCHEDULE III	LC COMMITMENTS

EXHIBIT A	FORM OF ASSIGNMENT AND ASSUMPTION
EXHIBIT B	FORM OF NOTICE OF BORROWING
EXHIBIT C	FORM OF INCREASE REQUEST
EXHIBIT D	FORM OF ANNUAL AND QUARTERLY COMPLIANCE CERTIFICATE
EXHIBIT E	FORMS OF U.S. TAX COMPLIANCE CERTIFICATE

ANNEX A	BOND LC SUPPLEMENT

-iii-

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of March 28, 2012 is among COMMONWEALTH EDISON COMPANY, the banks and other financial institutions or entities listed on the signature pages hereof and JPMORGAN CHASE BANK, N.A., as Administrative Agent. The parties hereto agree as follows:

ARTICLE I	DEFINITIONS AND INTERPRETATION

SECTION 1.01. Certain Defined Terms. As used in this Agreement, each of the following terms shall have the meaning set forth below (each such meaning to be equally applicable to both the singular and plural forms of the term defined):

“ABR”, when used in reference to any Advance or Borrowing, refers to such Advance, or the Advances comprising such Borrowing, bearing interest at a rate determined by reference to the Alternate Base Rate.

“Adjusted Funds From Operations” means, for any period, Net Cash Flows From Operating Activities for such period plus Interest Expense for such period minus (x) the portion (but not less than zero) of Net Cash Flows From Operating Activities for such period attributable to any consolidated Subsidiary that has no Debt other than Nonrecourse Indebtedness and (y) After-Tax Transitional Funding Instrument Revenue for such period.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Advance for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMCB in its capacity as administrative agent for the Lenders pursuant to Article VII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Section 7.06.

“Administrative Questionnaire” means an administrative questionnaire, substantially in the form supplied by the Administrative Agent, completed by a Lender and furnished to the Administrative Agent in connection with this Agreement.

“Advance” means an advance by (a) a Lender to the Borrower of a Revolving Loan hereunder or (b) a Swingline Lender to the Borrower of a Swingline Loan hereunder. An Advance may be a Base Rate Advance (in the case of either a Revolving Loan or a Swingline Loan), a Eurodollar Advance (in the case of a Revolving Loan), or a Cost of Funds Advance (in the case of a Swingline Loan), each of which shall be a “Type” of Advance.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

“After-Tax Transitional Funding Instrument Revenue” means, for any period, the portion of consolidated revenue for such period attributable to charges invoiced to customers in respect of Transitional Funding Instruments, after deducting applicable income taxes.

“Agents” means the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents; and “Agent” means any one of the foregoing.

“Aggregate Commitment Amount” means the total of the Commitment Amounts of all Lenders as in effect from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus  1⁄2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to money-laundering, bribery or corruption.

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Base Rate Advance or Cost of Funds Advance and such Lender’s Eurodollar Lending Office in the case of a Eurodollar Advance.

“Applicable Margin” - see Schedule I.

“Approved Fund” has the meaning set forth in Section 8.07(a).

“Arrangers” means the Joint Active Lead Arrangers and Joint Passive Arrangers.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” means Bank of America, N.A.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest in, or the acquisition of any ownership interest in or the exercise of control over, such Person or its parent company by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Barclays” means Barclays Bank PLC.

“Base Rate Advance” means an Advance that bears interest as provided in Section 2.06(a).

“Bond LC Supplement” means the Bond LC Supplement to the Credit Agreement attached hereto as Annex A.

“Borrower” means Commonwealth Edison Company, an Illinois corporation, or any Eligible Successor thereof.

“Borrowing” means a group of Advances of the same Type made, continued or converted on the same day by the Lenders ratably according to their Pro Rata Shares and, in the case of a Borrowing of Eurodollar Advances, having the same Interest Period.

“Business Day” means a day on which banks are not required or authorized to close in Chicago, Illinois or New York, New York, and, if the applicable Business Day relates to any Eurodollar Advance, on which dealings are carried on in the London interbank market.

“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or LC Issuer (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender’s or LC Issuer’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Citi” means Citibank, N.A.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means each of BNP Paribas, Citibank, N.A., The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Bank, N.A., U.S. Bank National Association and Goldman Sachs Bank USA in its capacity as a co-documentation agent hereunder.

“Co-Syndication Agents” means each of Bank of America, N.A., Barclays Bank PLC and Mizuho Bank, Ltd. in its capacity as a co-syndication agent hereunder.

“Commitment” means, for any Lender, such Lender’s commitment to make Advances and participate in Facility LCs hereunder.

“Commitment Amount” means, for any Lender at any time, the amount set forth opposite such Lender’s name on Schedule II attached hereto or, if such Lender has entered into any Assignment and Assumption, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section 2.04 or increased pursuant to Section 2.18.

“Communication” shall have the meaning specified in Section 5.01(b).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code.

“Cost of Funds Advance” means a Swingline Loan that bears interest as provided in Section 2.06(c).

“Cost of Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to any Swingline Lender’s cost of funds as determined by such Swingline Lender it its sole discretion.

“Credit Extension” means the making of an Advance or the issuance or modification of a Facility LC hereunder.

“Debt” means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (iv) obligations as lessee under leases that shall have been or are required to be, in accordance with GAAP, recorded as capital leases, (v) obligations (contingent or otherwise) under reimbursement or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of documentary letters of credit opened to provide for the payment of goods or services purchased in the ordinary course of business) and (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above.

“Declining Lender” – see Section 2.17.2.

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Advances or participations in Facility LCs or Swingline Loans within three Business Days after the date required to be funded by it hereunder, unless the subject of a good faith dispute of which such Lender has notified the Administrative Agent, (b) notified the Borrower, the Administrative Agent, an LC Issuer, a Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default on the part of the Borrower, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) failed, within three Business Days after written request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Advances and participations in then outstanding Facility LCs and Swingline Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days after the date when due, unless the subject of a good faith dispute of which such Lender has notified the Administrative Agent, or (e) has become the subject of a (1) Bankruptcy Event or (2) Bail-In Action, unless, in the case of any Lender referred to in clause (e)(1), the Borrower, the Administrative Agent, each Swingline Lender and each LC Issuer shall determine in their sole and absolute discretion that such Lender intends and has all approvals to continue to perform its obligations as a Lender hereunder in accordance with all of the terms of this Agreement.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which all conditions precedent set forth in Section 3.01 have been satisfied.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any Lender or LC Issuer and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Assignee” means (i) a commercial bank organized under the laws of the United States, or any State thereof; (ii) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, provided that such bank is acting through a branch or agency located in the United States; (iii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) engaged generally in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business; (iv) the central bank of any country that is a member of the OECD; (v) any Lender; or (vi) any Affiliate (excluding any individual) of a Lender; provided that, unless otherwise agreed by the Borrower and the Administrative Agent in their sole discretion, (A) any Person described in clause (i), (ii) or (iii) above shall also (x) have outstanding unsecured long-term debt that is rated BBB- or better by S&P and Baa3 or better by Moody’s (or an equivalent rating by another nationally recognized credit rating agency of similar standing if either such corporation is no longer in the business of rating unsecured indebtedness of entities engaged in such businesses) and (y) have combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $100,000,000 (or its equivalent in foreign currency), and (B) any Person described in clause (ii), (iii), (iv), (v) or (vi) above shall, on the date on which it is to become a Lender hereunder, be entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes (as contemplated by Section 2.14(e)). In no event shall an Eligible Assignee include an Ineligible Institution.

“Eligible Successor” means a Person that (i) is a corporation, limited liability company or business trust duly incorporated or organized, validly existing and in good standing under the laws of one of the states of the United States or the District of Columbia, (ii) as a result of a contemplated acquisition, consolidation or merger, will succeed to all or substantially all of the consolidated business and assets of the Borrower or Exelon, as applicable, (iii) upon giving effect to such contemplated acquisition, consolidation or merger, will have all or substantially all of its consolidated business and assets conducted and located in the United States and (iv) in the case of the Borrower, is acceptable to the Majority Lenders as a credit matter.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar Advance” means any Advance that bears interest as provided in Section 2.06(b).

“Eurodollar Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurodollar Lending Office” in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

“Event of Default” - see Section 6.01.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance, Facility LC or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance, Facility LC or Commitment (other than pursuant to an assignment request by the Borrower under Section 8.07(g)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in an Advance, Facility LC or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Exelon” means Exelon Corporation, a Pennsylvania corporation, or any Eligible Successor thereof.

“Existing Credit Facility” means the credit facility evidenced by that certain Credit Agreement, dated as of March 25, 2010, among the Borrower, the lenders party thereto, and JPMCB, as administrative agent, as amended.

“Existing Letter of Credit” means each letter of credit issued by an LC Issuer and specified by the Borrower to the Administrative Agent on the Effective Date.

“Exiting Lender” - see Section 2.17.7.

“Existing Warrants” means the presently outstanding Common Stock Purchase Warrants (1971 Warrants and Series B Warrants) previously issued by the Borrower.

“Facility Fee Rate” - see Schedule I.

“Facility LC” means any letter of credit issued pursuant to Section 2.16 and any Existing Letter of Credit.

“Facility LC Application” - see Section 2.16.3.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.

“Fitch” means Fitch Ratings, Inc. or any successor.

“Fitch Rating” means, at any time, the rating issued by Fitch and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from Fitch for debt securities of such type, then such indicative rating shall be used for determining the “Fitch Rating”).

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Fourth Amendment Effective Date” means May 26, 2016.

“GAAP” - see Section 1.03.

“Governmental Authority” means the government of the United States of America or any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Granting Bank” - see Section 8.07(i).

“Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate.”

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by the Borrower under this Agreement, and (b) Other Taxes.

“Ineligible Institution” has the meaning assigned to it in Section 8.07(a).

“Intangible Transition Property” means (i) “intangible transition property,” as defined in Section 18-102 of the Illinois Public Utilities Act, and (ii) any property created pursuant to an order of the Illinois Commerce Commission issued pursuant to state legislation described in clause (ii) of the definition of “Transitional Funding Instruments,” which consists primarily of the right to impose non-bypassable charges to customers of a utility in order to facilitate the utility’s recovery of specified costs and/or deferred rates.

“Interest Coverage Ratio” means, for any period of four consecutive fiscal quarters of the Borrower, the ratio of Adjusted Funds From Operations for such period to Net Interest Expense for such period.

“Interest Expense” means, for any period, “interest expense” as shown on a consolidated statement of income of the Borrower for such period prepared in accordance with GAAP, excluding any non-cash interest expense recorded as “interest expense” on a consolidated statement of income of the Borrower in connection with the Like-Kind Exchange Matter, plus Interest Expense to Affiliates for such period.

“Interest Expense to Affiliates” means, for any period, “Interest Expense to Affiliates” as shown on a consolidated statement of income of the Borrower for such period.

“Interest Period” means, for each Eurodollar Advance, the period commencing on the date such Eurodollar Advance is made or is converted from a Base Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3 or 6 months, as the Borrower may select in accordance with Section 2.02(a) or 2.09; provided that:

(i) the Borrower may not select any Interest Period that ends after the latest scheduled Termination Date;

(ii) Interest Periods commencing on the same date for Advances made as part of the same Borrowing shall be of the same duration;

(iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, unless such extension would cause the last day of such Interest Period to occur in the next following calendar month, in which case the last day of such Interest Period shall occur on the next preceding Business Day;

(iv) if there is no day in the appropriate calendar month at the end of such Interest Period numerically corresponding to the first day of such Interest Period, then such Interest Period shall end on the last Business Day of such appropriate calendar month; and

(v) the Borrower may not select any Interest Period for an Advance if, after giving effect thereto, the aggregate principal amount of all Eurodollar Advances that have Interest Periods ending after the next scheduled Termination Date for any Exiting Lender plus the stated amount of all Facility LCs that have scheduled expiry dates after such Termination Date would exceed the remainder of (a) the Aggregate Commitment minus (b) the aggregate amount of the Commitments that are scheduled to terminate on such Termination Date.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“IRS” means the United States Internal Revenue Service.

“Joint Active Lead Arranger” means each of JPMorgan Chase Bank, N.A., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with any affiliates it deems appropriate to provide the services contemplated herein) and Mizuho Bank, Ltd., in its capacity as a Joint Active Lead Arranger.

“Joint Passive Arranger” means each of BNP Paribas Securities Corp., Citigroup Global Markets Inc., The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Securities, LLC, U.S. Bank National Association and Goldman Sachs Bank USA, in its capacity as a joint passive arranger hereunder.

“JPMCB” means JPMorgan Chase Bank, N.A., a national banking association.

“LC Commitment” means, with respect to each LC Issuer, the commitment of such LC Issuer to issue Facility LCs hereunder. As of the Fourth Amendment Effective Date, the amount of each LC Issuer’s LC Commitment is set forth on Schedule III, or if an LC Issuer has entered into an Assignment and Assumption, the amount set forth for such LC Issuer as its LC Commitment in the Register maintained by the Administrative Agent.

“LC Fee Rate” - see Schedule I.

“LC Issuer” means each of JPMCB, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Bank, N.A., U.S. Bank National Association, Mizuho Bank, Ltd., Goldman Sachs Bank USA and any other Lender that, with the consent of the Borrower and the Administrative Agent, agrees to issue Facility LCs hereunder, in each case in its capacity as the issuer of the applicable Facility LCs.

“LC Obligations” means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations. The LC Obligations of any Lender at any time shall be its Pro Rata Share of the total LC Obligations at such time.

“LC Payment Date” - see Section 2.16.5.

“LC Sublimit” means $500,000,000.

“Lenders” means each of the financial institutions listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 8.07.

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“LIBO Rate” means, with respect to any Eurodollar Advance for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Advance for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.

“Lien” means any lien (statutory or other), mortgage, pledge, security interest or other charge or encumbrance, or any other type of preferential arrangement (including the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

“Like-Kind Exchange Matter” means the IRS’s challenge to the position taken by Exelon on its 1999 federal income tax return with respect to the sale of the Borrower’s fossil generating assets and the use of certain of the sale proceeds in a like-kind exchange transaction.

“Majority Lenders” means Lenders having more than 50% of the Pro Rata Shares.

“Material Adverse Change” and “Material Adverse Effect” each means, relative to any occurrence, fact or circumstances of whatsoever nature (including any determination in any litigation, arbitration or governmental investigation or proceeding), (i) any materially adverse change in, or materially adverse effect on, the financial condition, operations, assets or business of the Borrower and its consolidated Subsidiaries, taken as a whole; or (ii) any materially adverse effect on the validity or enforceability against the Borrower of this Agreement or the rights or remedies of the Administrative Agent or the Lenders hereunder.

“Modify” and “Modification” - see Section 2.16.1.

“Moody’s” means Moody’s Investors Service, Inc. or any successor.

“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from Moody’s for debt securities of such type, then such indicative rating shall be used for determining the “Moody’s Rating”).

“Mortgage” means the Mortgage, dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture, dated August 1, 1944, from the Borrower to the trustees, BNY Mellon Trust Company of Illinois (as successor to Harris Trust and Savings Bank) and D.G. Donovan, and any successors thereto; provided that no effect shall be given to any amendment, supplement or refinancing after the date of this Agreement that would broaden the definition of “permitted liens” as defined in the Mortgage as constituted on the date of this Agreement.

“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which Exelon or any other member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

“Net Cash Flows From Operating Activities” means, for any period, “Net Cash Flows provided by Operating Activities” as shown on a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, excluding any “Changes in assets and liabilities” (as shown on such statement of cash flows) taken into account in determining such Net Cash Flows provided by Operating Activities (except for any non-cash changes in assets and liabilities recorded by the Borrower in connection with the Like-Kind Exchange Matter).

“Net Interest Expense” means, for any period, the total of (a) Interest Expense for such period minus (b) Interest Expense to Affiliates for such period to the extent included in the amount referred to in clause (a) and related to (i) interest payments on debt obligations that are subordinated to the obligations of the Borrower under this Agreement, (ii) interest on Nonrecourse Indebtedness or (iii) Transitional Funding Instrument Interest.

“Nonrecourse Indebtedness” means any Debt that finances the acquisition, development, ownership or operation of an asset in respect of which the Person to which such Debt is owed has no recourse whatsoever to the Borrower or any of its Affiliates other than:

(i) recourse to the named obligor with respect to such Debt (the “Debtor”) for amounts limited to the cash flow or net cash flow (other than historic cash flow) from the asset;

(ii) recourse to the Debtor for the purpose only of enabling amounts to be claimed in respect of such Debt in an enforcement of any security interest or lien given by the Debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the Debtor over its shares or like interest in the capital of the Debtor) to secure the Debt, but only if the extent of the recourse to the Debtor is limited solely to the amount of any recoveries made on any such enforcement; and

(iii) recourse to the Debtor generally or indirectly to any Affiliate of the Debtor, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for a breach of an obligation (other than a payment obligation or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the Person against which such recourse is available.

“Notice of Borrowing” - see Section 2.02(a)(i).

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates is published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“OECD” means the Organization for Economic Cooperation and Development.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any loan document, or sold or assigned an interest in any Loan, Facility LC or document related thereto.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 8.07(g)).

“Outstanding Credit Extensions” means the sum of the aggregate principal amount of all outstanding Advances plus all LC Obligations.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar Advances by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Patriot Act” has the meaning assigned to such term in Section 8.12.

“Participant” has the meaning assigned to such term in Section 8.07(e).

“Participant Register” has the meaning assigned to such term in Section 8.07(e).

“PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

“Permitted Encumbrance” means (a) any right reserved to or vested in any municipality or other governmental or public authority (i) by the terms of any right, power, franchise, grant, license or permit granted or issued to the Borrower or (ii) to purchase or recapture or to designate a purchaser of any property of the Borrower; (b) any easement, restriction, exception or reservation in any property and/or right of way of the Borrower for the purposes of roads, pipelines, transmission lines, distribution lines, transportation lines or removal of minerals or timber or for other like purposes or for the joint or common ownership and/or use of real property, rights of way, facilities and/or equipment, and defects, irregularities and deficiencies in title of any property and/or rights of way, which, in each case described in this clause (b), whether considered individually or collectively with all other items described in this clause (b), do not materially impair the use of the relevant property and/or rights of way for the purposes for which such property and/or rights of way are held by the Borrower; (c) rights reserved to or vested in any municipality or other Governmental Authority to control or regulate any property of the Borrower or to use such property in a manner that does not materially impair the use of such property for the purposes for which it is held by the Borrower; and (d) obligations or duties of the Borrower to any municipality or other Governmental Authority that arise out of any franchise, grant, license or permit and that affect any property of the Borrower.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

“Permitted Securitization” means any sale and/or contribution, or series of related sales and/or contributions, by the Borrower or any Subsidiary of the Borrower of accounts receivables, payment intangibles, notes receivable and related rights (collectively, “receivables”) or interests therein to a trust, corporation or other entity, where (a) the purchase of such receivables or interests therein is funded in whole or in part by the incurrence or issuance by the purchaser or any successor purchaser of Debt or securities that are to receive payments from, or that represent interests in, the cash flow derived primarily from such receivables or interests therein, provided, however, that “Debt” as used in this clause (a) shall not include Debt incurred by a Receivables SPC owed to the Borrower or to a Subsidiary of the Borrower which Debt represents all or a portion of the purchase price paid by the Receivables SPC for such receivables or interests therein, (b) any recourse, repurchase, hold harmless, indemnity or similar obligations of the Borrower or any Subsidiary (other than the Receivables SPC that is a party to such transaction) in respect of receivables or interests therein sold, or payments made in respect thereof, are customary for transactions of this type, and do not prevent the characterization of the transaction as a true sale under applicable laws (including debtor relief laws), and (c) any recourse, repurchase, hold harmless, indemnity or similar obligations of a Receivables SPC in respect of receivables or interests therein sold, or payments made in respect thereof, are customary for transactions of this type.

“Plan” means an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any other member of the Controlled Group may have any liability.

“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced by JPMCB as its prime rate (which is not necessarily the lowest rate charged to any customer) in effect at its office located at 270 Park Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Principal Subsidiary” means (a) each Utility Subsidiary (other than Commonwealth Edison Company of Indiana, Inc., so long as it does not qualify as a Principal Subsidiary under the following clause (b)) and (b) each other Subsidiary the assets of which, as of the date of any determination thereof, exceeded $250,000,000 in book value at any time during the preceding 12-month period. Notwithstanding the foregoing, Principal Subsidiary shall not include any Receivables SPC or Special Purpose Subsidiary.

“Pro Rata Share” means, with respect to a Lender, the percentage that such Lender’s Commitment Amount is of the Aggregate Commitment Amount (disregarding, in the case of Section 2.19 when a Defaulting Lender exists, any Defaulting Lender’s Commitment Amount); provided that if, pursuant to Section 2.17.7, an Exiting Lender is not paid in full on, or retains participations in Facility LCs after, its scheduled Termination Date, then so long as the Termination Date for all other Lenders has not occurred, such Exiting Lender’s “Pro Rata Share” shall be (a) for purposes of determining the Majority Lenders, an amount equal to the principal amount of its outstanding Advances plus the amount of its participations in Facility LCs; (b) for purposes of determining (i) the amount of such Exiting Lender’s share of a requested Borrowing or (ii) such Exiting Lender’s participation in any Facility LC that is issued, or in any increase in the stated amount of any Facility LC that occurs, after such Exiting Lender’s Termination Date, zero; and (c) for purposes of determining the allocation of any payment by the Borrower among the Lenders, the percentage that the amount (if any) of principal, Reimbursement Obligations, interest and fees or other amounts of the type being paid that is owed by the Borrower to such Exiting Lender hereunder is of the aggregate amount of principal, Reimbursement Obligations, interest, fees or other amounts of the type being paid that is owed by the Borrower to all Lenders (including all Exiting Lenders) hereunder. If the Commitments have terminated or expired, the

Pro Rata Shares shall be determined based upon the Commitment Amounts most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination.

“RBS” means The Royal Bank of Scotland plc.

“Receivables SPC” means a special purpose, bankruptcy-remote Person formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of accounts receivable, payment intangibles, accounts or notes receivable and related rights in connection with and pursuant to a Permitted Securitization.

“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender, (c) any LC Issuer and (d) any Swingline Lender.

“Register” - see Section 8.07(c).

“Reimbursement Obligations” means the outstanding obligations of the Borrower under Section 2.16 to reimburse an LC Issuer for amounts paid by such LC Issuer in respect of any drawing under a Facility LC.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective trustees, administrators, managers, representatives, directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and regulations issued under such section with respect to a Plan, excluding such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Obligations and Swingline Obligations at such time.

“Revolving Loan” means an Advance made pursuant to Section 2.02(a).

“S&P” means Standard and Poor’s Financial Services, LLC, or any successor.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from S&P for debt securities of such type, then such indicative rating shall be used for determining the “S&P Rating”).

“Sanctioned Country” means, at any time, a country, region or territory which is itself, or whose government is, the subject or target of any Sanctions (as of the Fourth Amendment Effective Date, Cuba, Iran, North Korea, Sudan, Syria and Crimea).

“Sanctioned Person” means, at any time, any Person that is the target of Sanctions, including, without limitation, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state or Her Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Single Employer Plan” means a Plan other than a Multiemployer Plan maintained by the Borrower or any other member of the Controlled Group for employees of the Borrower or any other member of the Controlled Group.

“SPC” - see Section 8.07(i).

“Special Purpose Subsidiary” means a direct or indirect wholly owned Subsidiary, substantially all of the assets of which are Intangible Transition Property, and proceeds thereof, formed solely for the purpose of holding such assets and issuing Transitional Funding Instruments, and which complies with the requirements customarily imposed on bankruptcy-remote entities in receivables securitizations.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Advances shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” means, with respect to any Person, any corporation or unincorporated entity of which more than 50% of the outstanding capital stock (or comparable interest) having ordinary voting power (irrespective of whether or not at the time capital stock, or comparable interests, of any other class or classes of such corporation or entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person (whether directly or through one or more other Subsidiaries). Unless otherwise indicated, each reference to a “Subsidiary” means a Subsidiary of the Borrower.

“Swingline Lender” means each of JPMCB and Bank of America, in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means an Advance made pursuant to Section 2.02(b).

“Swingline Obligations” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Obligations of any Lender at any time shall be its Pro Rata Share of the total Swingline Obligations at such time.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means, for any Lender, the earlier of (i) May 26, 2021 (subject to extension as provided in Section 2.17) or (ii) the date on which such Lender’s Commitment is terminated or reduced to zero in accordance with the terms hereof.

“Transitional Funding Instrument” means any instrument, pass-through certificate, note, debenture, certificate of participation, bond, certificate of beneficial interest or other evidence of indebtedness or instrument evidencing a beneficial interest that (i) (A) is issued pursuant to a “transitional funding order” (as such term is defined in Section 18-102 of the Illinois Public Utilities Act, as amended) issued by the Illinois Commerce Commission at the request of an electric utility and (B) is secured by or otherwise payable solely from non-bypassable cent per kilowatt hour charges authorized pursuant to such order to be applied and invoiced to customers of such utility, or (ii) (A) is issued pursuant to a financing order of a public utilities commission at the request of an electric utility pursuant to state legislation which is enacted to facilitate the recovery of certain specified costs by electric utilities through non-bypassable cent per kilowatt hour charges and/or demand charges authorized pursuant to such order to be applied and invoiced to customers of such utility and (B) is secured by or otherwise payable solely from such non-bypassable charges.

“Transitional Funding Instrument Interest” means, for any period, the portion of Interest Expense for such period that was payable in respect of Transitional Funding Instruments.

“Type” - see the definition of Advance.

“Unmatured Event of Default” means any event which (if it continues uncured) will, with lapse of time or notice or both, become an Event of Default.

“Utility Subsidiary” means each Subsidiary that is engaged principally in the transmission or distribution of electricity or gas and is subject to rate regulation as a public utility by federal or state regulatory authorities.

“U.S. Person” means a “United States” person within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.14(f)(ii)(B)(3).

“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02. Other Interpretive Provisions. In this Agreement, (a) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (b) the term “including” means “including without limitation”; and (c) unless otherwise indicated, (i) any reference to an Article, Section, Annex, Exhibit or Schedule means an Article or Section hereof or an Annex, Exhibit or Schedule hereto; (ii) any reference to a time of day means such time in Chicago, Illinois; (iii) any reference to a law or regulation means such law or regulation as amended, modified or supplemented from time to time and includes all statutory and regulatory provisions consolidating, replacing or interpreting such law or regulation; and (d) any reference to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented or otherwise modified from time to time.

SECTION 1.03. Accounting Principles.

(a) As used in this Agreement, “GAAP” means generally accepted accounting principles in the United States, applied on a basis consistent with the principles used in preparing the Borrower’s audited consolidated financial statements as of December 31, 2015 and for the fiscal year then ended, as such principles may be revised as a result of changes in GAAP implemented by the Borrower subsequent to such date. In this Agreement, except to the extent, if any, otherwise provided herein, all accounting and financial terms shall have the meanings ascribed to such terms by GAAP, and all computations and determinations as to accounting and financial matters shall be made in accordance with GAAP. In the event that the financial statements generally prepared by the Borrower reflect a change in GAAP that affects the computation of any financial ratio or requirement set forth herein (as contemplated by Section 1.03(b)), the compliance certificate delivered pursuant to Section 5.01(b)(iv) accompanying such financial statements shall include information in reasonable detail reconciling such financial statements which reflect such change in GAAP to financial information that does not reflect such change to the extent relevant to the calculations set forth in such compliance certificate.

(b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein and the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein.

(c) For purposes of any calculation or determination which is to be made on a consolidated basis (including compliance with Section 5.02(c)), such calculation or determination shall exclude any assets, liabilities, revenues and expenses that are included in Borrower’s financial statements from “variable interest entities” as a result of the application of FIN No. 46, Consolidation of Variable Interest Entities – an Interpretation of ARB No. 51, as updated through FIN No. 46-R and as modified by FIN No. 94.

SECTION 1.04. Letter of Credit Amounts. For purposes of determining the stated amount of any Facility LC, (a) if a Facility LC provides for one or more automatic increases in the amount available to be drawn thereunder (as a result of lapse of time, the occurrence of certain events or otherwise), then the stated amount thereof shall be the maximum amount available to be drawn thereunder during the remaining term thereof assuming all such increases take effect, regardless of whether such maximum amount is then available; and (b) if a Facility LC has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of International Standby Practices 1998, then the stated amount of such Facility LC shall be deemed to be the amount remaining available to be drawn thereunder.

ARTICLE II	AMOUNTS AND TERMS OF THE COMMITMENTS

SECTION 2.01. Commitments. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to (a) make Revolving Loans to the Borrower, (b) participate in Swingline Loans of any Swingline Lender, and (c) participate in Facility LCs issued upon the request of the Borrower, in each case from time to time during the period from the date hereof to such Lender’s Termination Date, in an aggregate amount not to exceed such Lender’s Commitment Amount as in effect from time to time; provided that (i) the aggregate principal amount of all Revolving Loans by such Lender to the Borrower shall not exceed such Lender’s Pro Rata Share of the aggregate principal amount of all outstanding Revolving Loans; (ii) such Lender’s participation in Swingline Loans shall not exceed such Lender’s Pro Rata Share of all Swingline Obligations; (iii) such Lender’s participation in Facility LCs shall not exceed such Lender’s Pro Rata Share of all LC Obligations; and (iv) the Outstanding Credit Extensions shall not at any time exceed the Aggregate Commitment Amount. Within the foregoing limits and subject to the other provisions hereof, the Borrower may from time to time borrow, prepay pursuant to Section 2.10 and reborrow hereunder prior to the latest Termination Date.

SECTION 2.02. Procedures for Advances; Limitations on Borrowings.

(a) Revolving Loans.

(i) The Borrower may request Revolving Loans by giving notice (a “Notice of Borrowing”) to the Administrative Agent (which shall promptly advise each Lender of its receipt thereof) not later than 11:00 A.M., New York City time, on the third Business Day prior to the date of any proposed borrowing of Eurodollar Advances and on the date of any proposed borrowing of Base Rate Advances. Each Notice of Borrowing shall be sent by facsimile and shall be in substantially the form of Exhibit B, specifying therein (1) the requested date of borrowing (which shall be a Business Day), (2) the Type of Advances requested, (3) the aggregate principal amount of the requested Revolving Loan and (4) in the case of a borrowing of Eurodollar Advances, the initial Interest Period therefor. Each Lender shall, before 2:00 P.M., New York City time, on the date of such borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02, in same day funds, such Lender’s ratable portion of the requested borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent’s aforesaid address.

(ii) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. If a Notice of Borrowing requests Eurodollar Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the requested borrowing date the applicable conditions set forth in Article III, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the requested Advance to be made by such Lender.

(iii) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any requested borrowing (or, in the case of a borrowing of Base Rate Advances to be made on the same Business Day as the Administrative Agent’s receipt of the relevant Notice of Borrowing, prior to 11:30 A.M., New York City time, on such Business Day) that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the requested borrowing date in accordance with Section 2.02(a)(i) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (1) in the case of the Borrower, the interest rate applicable at the time to Revolving Loans made in connection with such borrowing and (2) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement.

(iv) The failure of any Lender to make the Revolving Loan to be made by it on any borrowing date shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Revolving Advance to be made by such other Lender.

(v) Each Borrowing of Revolving Loans constituting Base Rate Advances shall at all times be in an aggregate amount of $5,000,000 or a higher integral multiple of $1,000,000; and each Borrowing of Eurodollar Advances shall at all times be in an aggregate amount of $10,000,000 or a higher integral multiple of $1,000,000. Notwithstanding anything to the contrary contained herein, the Borrower may not have more than 10 Borrowings of Eurodollar Advances outstanding at any time.

(b) Swingline Loans.

(i) Subject to the terms and conditions set forth herein, each Swingline Lender severally agrees to make Swingline Loans to the Borrower in U.S. Dollars from time to time during the period from the date hereof to such Swingline Lender’s Termination Date, in an aggregate principal amount at any time outstanding that will not result in (1) the aggregate principal amount of outstanding Swingline Loans exceeding $100,000,000 in the aggregate or $50,000,000 individually for each such Swingline Lender, and (2) the sum of the total Outstanding Credit Extensions exceeding the Aggregate Commitment Amount; provided that such Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. All Swingline Loans shall be made as Base Rate Advances or, subject to the provisions of Section 2.06(c), Cost of Funds Advances, and shall be repaid no later than 7 days after the date any Swingline Lender makes a Swingline Loan available to the Borrower (“Swingline Repayment Date”).

(ii) To request a Swingline Loan, the Borrower shall notify the Administrative Agent and the applicable Swingline Lender of such request by telephone (confirmed by facsimile), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the Swingline Lender from which the Borrower seeks the Swingline Loan, the Type of Advance, the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the applicable Swingline Lender of any such notice received from the Borrower. The applicable Swingline Lender shall make each Swingline Loan available to the Borrower by 3:00 P.M., New York City time, on the requested date of such Swingline Loan, and each Swingline Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such Swingline Lender, a participation in such Swingline Loan and the related Swingline Obligation in proportion to its Pro Rata Share.

(iii) If the Borrower fails to repay fully the Swingline Loan by the Swingline Repayment Date, the Borrower shall be deemed to have requested that a Revolving Loan constituting Base Rate Advances be disbursed to reimburse the Swingline Lender in an amount equal to the unpaid Swingline Loan. In such event, the Swingline Lender shall promptly notify the Administrative Agent. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Pro Rata Share of such Advance. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the manner as provided in Section 2.02(a)(i) with respect to Revolving Loans made by such Lender (and Section 2.02(a)(i) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders.

(iv) If any Swingline Loan is not fully refinanced by the making of the Base Rate Advances as provided in Section 2.02(b)(iii) above because the Borrower cannot satisfy the conditions set forth in Article III or for any other reason, the Swingline Lender may by written notice given to the Administrative Agent not later than 11:00 A.M., New York City time, on any Business Day require the Lenders to fund their participations on such Business Day in all of the Swingline Loans outstanding. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Pro Rata Share of such Swingline Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Pro Rata Share of such Swingline Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(a)(i) with respect to Revolving Loans made by such Lender (and Section 2.02(a)(i) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to such Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in the Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

(v) Each Borrowing constituting Swingline Loans shall at all times be in an aggregate amount of $5,000,000 or a higher integral multiple of $1,000,000.

SECTION 2.03. Facility Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a facility fee at a rate per annum equal to the Facility Fee Rate on such Lender’s Pro Rata Share of the Aggregate Commitment Amount (or, after such Lender’s Termination Date, of the principal amount of all Outstanding Credit Extensions) for the period from the Effective Date to such Lender’s Termination Date (or, if later, the date on which all obligations of the Borrower to such Lender hereunder have been paid in full and such Lender has no participation interests in any LC Obligations), payable on the last day of each March, June, September and December and on such Lender’s Termination Date (and, if applicable, thereafter on demand).

SECTION 2.04. Reduction of Commitment Amounts.

(a) The Borrower shall have the right, upon at least two Business Days’ notice to the Administrative Agent, to ratably reduce the respective Commitment Amounts of the Lenders in accordance with their Pro Rata Shares; provided that the Aggregate Commitment Amount may not be reduced to an amount that is less than the Outstanding Credit Extensions; and provided, further, that each partial reduction of the Commitment Amounts shall be in the aggregate amount of $10,000,000 or a higher integral multiple of $1,000,000. Any reduction of the Commitment Amounts pursuant to this Section 2.04 shall be permanent, except as expressly provided otherwise herein.

(b) The Borrower may at any time, upon at least two Business Days’ notice to the Administrative Agent, terminate the Commitments so long as the Borrower concurrently pays all of its outstanding obligations hereunder.

SECTION 2.05. Repayment of Advances. The Borrower shall repay all outstanding Advances made by a Lender, and all other obligations of the Borrower to such Lender hereunder, on such Lender’s Termination Date.

SECTION 2.06. Interest on Advances. The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, as follows:

(a) At all times such Advance is a Base Rate Advance, a rate per annum equal to the Alternate Base Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable quarterly on the last day of each March, June, September and December, on the date such Base Rate Advance is converted to a Eurodollar Advance or paid in full and on such Lender’s Termination Date (and, if applicable, thereafter on demand).

(b) At all times such Advance is a Eurodollar Advance, a rate per annum equal to the sum of the Adjusted LIBO Rate for each applicable Interest Period plus the Applicable Margin in effect from time to time, payable on the last day of each Interest Period for such Eurodollar Advance (and, if any Interest Period for such Advance is six months, on the day that is three months after the first day of such Interest Period) or, if earlier, on the date such Eurodollar Advance is converted to a Base Rate Advance or paid in full and on such Lender’s Termination Date (and, if applicable, thereafter on demand).

(c) Swingline Loans may be a Cost of Funds Advance if the Borrower and the applicable Swingline Lender have expressly agreed to such Cost of Funds Advance (such agreement to be obtained by telephone, confirmed promptly to the Administrative Agent in writing) pursuant to the following procedures. If the Borrower desires a Cost of Funds Advance, (i) as part of the request in Section 2.02(b)(ii), the Borrower shall request a quote for a Cost of Funds Advance, and the applicable Swingline Lender shall within a reasonable time after receipt of the request directly contact the Borrower (which may be done by telephone) with its Cost of Funds Rate (confirmed by facsimile), (ii) the Borrower shall immediately inform such Swingline Lender of its decision as to whether to request a Cost of Funds Advance at the Cost of Funds Rate (which may be done by telephone and promptly confirmed in writing and which decision shall be irrevocable), and (iii) if the Borrower has so informed such Swingline Lender that it does desire a Cost of Funds Advance at the Cost of Funds Rate, the Swingline Lender shall promptly make such Cost of Funds Advance available to the Borrower. At all times such Advance is a Cost of Funds Advance, the Borrower shall pay interest on the unpaid principal amount of such Cost of Funds Advance from the date of such Cost of Funds Advance until such principal amount shall be paid in full at a rate per annum equal to the Cost of Funds Rate in effect from time to time plus the Applicable Margin for Eurodollar Advances in effect from time to time.

SECTION 2.07. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Advance:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(ii) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Advances (or its Advances) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any notice that requests the conversion of any Advance to, or continuation of any Advance as, a Eurodollar Advance shall be ineffective and (ii) if any Notice of Borrowing requests a Eurodollar Advance, such Advance shall be made as a Base Rate Advance.

SECTION 2.08. Interest Rate Determination.

(a) The Administrative Agent shall give prompt notice to the Borrower and the Lenders of each applicable interest rate determined by the Administrative Agent for purposes of Section 2.06(a) or (b).

(b) If, with respect to any Borrowing of Eurodollar Advances, the Majority Lenders notify the Administrative Agent that the Adjusted LIBO Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon

(i) each Eurodollar Advance will automatically, on the last day of the then existing Interest Period therefor (unless prepaid or converted to a Base Rate Advance prior to such day), convert into a Base Rate Advance, and

(ii) the obligation of the Lenders to make, continue or convert into Eurodollar Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

SECTION 2.09. Continuation and Conversion of Advances.

(a) The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M., New York City time, on the third Business Day prior to the date of any proposed continuation of or conversion into Eurodollar Advances, and on the date of any proposed conversion into Base Rate Advances, and subject to the provisions of Sections 2.08 and 2.12, continue Eurodollar Advances for a new Interest Period or convert a Borrowing of Advances of one Type into Advances of the other Type; provided that any continuation of Eurodollar Advances or conversion of Eurodollar Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Advances, unless, in the case of such a conversion, the Borrower shall also reimburse the Lenders pursuant to Section 8.04(b) on the date of such conversion. Each such notice of a continuation or conversion shall, within the restrictions specified above, specify (i) the date of such continuation or conversion, (ii) the Advances to be continued or converted, and (iii) in the case of continuation of or conversion into Eurodollar Advances, the duration of the Interest Period for such Advances.

(b) If the Borrower fails to select the Type of any Advance or the duration of any Interest Period for any Borrowing of Eurodollar Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01 and Section 2.09(a), the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, convert into Base Rate Advances.

SECTION 2.10. Prepayments. The Borrower may, upon notice to the Administrative Agent not later than 11:00 A.M., New York City time, at least three Business Days prior to any prepayment of Eurodollar Advances or on the date of any prepayment of Base Rate Advances, in each case stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances made as part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided that (i) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or a higher integral multiple of $1,000,000 in the case of any prepayment of Eurodollar Advances and $5,000,000 or a higher integral multiple of $1,000,000 in the case of any prepayment of Base Rate Advances (provided that if the aggregate amount of Advances made pursuant to Section 2.16 as a result of a drawing under a Facility LC is not $5,000,000 or a higher integral multiple of $1,000,000, then the next prepayment of Base Rate Advances shall be in an aggregate amount that causes the aggregate principal amount of all Base Rate Advances to be either (x) zero or (y) $5,000,000 or a higher integral multiple of $1,000,000) and (ii) in the case of any such prepayment of a Eurodollar Advance, the Borrower shall be obligated to reimburse the Lenders pursuant to Section 8.04(b) on the date of such prepayment.

SECTION 2.11. Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any LC Issuer;

(ii) impose on any Lender or any LC Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Advances made by such Lender or any Facility LC or participation therein; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Eurodollar Advance (or of maintaining its obligation to make any such Advance) or to increase the cost to such Lender, any LC Issuer or such other Recipient of participating in, issuing or maintaining any Facility LC or to reduce the amount of any sum received or receivable by such Lender, such LC Issuer or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, such LC Issuer or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such LC Issuer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or any LC Issuer determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such LC Issuer’s capital or on the capital of such Lender’s or such LC Issuer’s holding company, if any, as a consequence of this Agreement or the Advances made by, or participations in Facility LCs held by, such Lender, or the Facility LCs issued by such LC Issuer, to a level below that which such Lender or such LC Issuer or such Lender’s or such LC Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such LC Issuer’s policies and the policies of such Lender’s or such LC Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or such LC Issuer such additional amount or amounts as will compensate such Lender or such LC Issuer or such Lender’s or such LC Issuer’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an LC Issuer setting forth the amount or amounts necessary to compensate such Lender or such LC Issuer or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such LC Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender or any LC Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such LC Issuer’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an LC Issuer pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender or such LC Issuer notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such LC Issuer’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, provided that such demand is made within 90 days after the implementation of such retroactive Change in Law.

SECTION 2.12. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Advances or to fund or maintain Eurodollar Advances hereunder, (i) the obligation of such Lender to make, continue or convert Advances into Eurodollar Advances shall be suspended (subject to the following paragraph of this Section 2.12) until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist and (ii) all Eurodollar Advances of such Lender then outstanding shall, on the last day of the then applicable Interest Period (or such earlier date as such Lender shall designate upon not less than five Business Days’ prior written notice to the Administrative Agent), be automatically converted into Base Rate Advances.

If the obligation of any Lender to make, continue or convert into Eurodollar Advances has been suspended pursuant to the preceding paragraph, then, unless and until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, (i) all Advances that would otherwise be made by such Lender as Eurodollar Advances shall instead be made as Base Rate Advances and (ii) to the extent that Eurodollar Advances of such Lender have been converted into Base Rate Advances pursuant to the preceding paragraph or made instead as Base Rate Advances pursuant to the preceding clause (i), all payments and prepayments of principal that would have otherwise been applied to such Eurodollar Advances of such Lender shall be applied instead to such Base Rate Advances of such Lender.

SECTION 2.13. Payments and Computations.

(a) The Borrower shall make each payment hereunder not later than 12:00 noon, New York City time, on the day when due in U.S. dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds without setoff, counterclaim or other deduction. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest, facility fees and letter of credit fees ratably (other than amounts payable pursuant to Section 2.02(a)(ii), 2.11, 2.14 or 8.04(b)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 8.07(d), from the effective date specified in such Assignment and Assumption, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b) The Borrower hereby authorizes each Lender, if and to the extent any payment owed to such Lender by the Borrower is not made when due hereunder, to charge from time to time against any of the Borrower’s accounts with such Lender any amount so due. Each Lender agrees to notify the Borrower promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

(c) All computations of interest based on the Prime Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all other computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of any interest or fees, as the case may be; provided that if such extension would cause payment of interest on or principal of a Eurodollar Advance to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due by the Borrower to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

(f) Notwithstanding anything to the contrary contained herein, any amount payable by the Borrower hereunder that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall (to the fullest extent permitted by law) bear interest from the date when due until paid in full at a rate per annum equal at all times to the Alternate Base Rate plus the Applicable Margin in effect from time to time plus 2%, payable upon demand.

SECTION 2.14. Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under this Agreement shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.14) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.14, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any loan document, an executed IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN-E or IRS Form W-8BEN; or

(4) to the extent a Foreign Lender is not the beneficial owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under this Agreement would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement.

(i) Defined Terms. For purposes of this Section 2.14, the term “Lender” includes any LC Issuer and the term “applicable law” includes FATCA.

(j) Status. For purposes of determining withholding Taxes imposed under FATCA, from and after the Fourth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 2.15. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it to the Borrower or its participation interest in any Facility LC issued for the account of the Borrower (other than pursuant to Section 2.02(a)(ii), 2.11, 2.14, 2.17.7 or 8.04(b)) in excess of its ratable share of payments on account of the Advances to the Borrower and LC Obligations obtained by all Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances and/or LC Obligations as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

SECTION 2.16. Facility LCs.

SECTION 2.16.1 Issuance. Each LC Issuer agrees, on the terms and conditions set forth in this Agreement (including the limitations set forth in Sections 2.01, 2.19 and 3.02), upon the request of the Borrower, to issue standby and direct pay (other than Barclays Bank PLC) letters of credit denominated in U.S. Dollars and to extend, increase or otherwise modify Facility LCs (“Modify”, and each such action a “Modification”) for the Borrower, from time to time from the date of this Agreement to the Termination Date; provided that (a) the aggregate amount of LC Obligations owed by the Borrower to any LC Issuer shall not exceed such LC Issuer’s LC Commitment (or such higher amount agreed upon between the Borrower and such LC Issuer); (b) the aggregate amount of all LC Obligations shall not exceed the LC Sublimit, (c) the stated amount of all Facility LCs that have scheduled expiry dates after the next scheduled Termination Date for any Lender plus the aggregate principal amount of all Eurodollar Advances that have Interest Periods ending after such Termination Date shall not exceed the remainder of (i) the Aggregate Commitment Amount minus (ii) the aggregate amount of the Commitments that are scheduled to terminate on such Termination Date; and (d) no LC Issuer shall be obligated to issue or Modify any Facility LC if (i) any order, judgment or decree of any court or other governmental authority shall by its terms purport to enjoin or restrain such LC Issuer from issuing such Facility LC or (ii) any applicable law, or any request or directive from any governmental authority having jurisdiction over such LC Issuer, shall prohibit, or request or direct that such LC Issuer refrain from, the issuance of letters of credit generally or of such Facility LC in particular. Facility LCs may be issued for any proper corporate purpose. Each Facility LC shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Facility LC (or, in the case of any renewal or extension thereof, one year after such renewal or extension and provided that such Facility LC may contain customary “evergreen” provisions pursuant to which the expiry date is automatically extended by a specific time period unless such LC Issuer gives notice to the beneficiary of such Facility LC at least a specified time period prior to the expiry date then in effect) and (ii) the date that is five Business Days prior to the next scheduled Termination Date in effect at the time of issuance, renewal or extension; provided that with the prior consent of the Administrative Agent and the applicable LC Issuer, such LC Issuer may issue or extend a Facility LC with a later expiration date (which later expiration date shall not be later than one year following such next scheduled Termination Date) so long as on or before the date which is seven Business Days prior to the last scheduled Termination Date, whether or not an Event of Default exists, the Borrower shall deposit cash collateral with the Administrative Agent in accordance with Section 2.16.12 in respect of all outstanding Facility LCs with an expiration date later than five Business Days prior to the last scheduled Termination Date. Any Facility LC theretofore issued which contains an “evergreen” or similar automatic extension feature shall, unless the Borrower shall have notified the Administrative Agent and the applicable LC Issuer in writing not less than thirty (30) days (or such shorter period as may be acceptable to the applicable LC Issuer in its sole discretion or such longer period as may be required by the beneficiary of such Facility LC) prior to the date that such Facility LC is scheduled to be automatically extended that the Borrower desires that such Facility LC not be so extended, be automatically extended in accordance with the terms thereof subject to the applicable LC Issuer’s right not to so extend if the conditions precedent to the issuance of such Facility LC would not be satisfied. If the Borrower is required to provide an amount of cash collateral hereunder as a result of an approaching Termination Date, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Facility LCs have expired and all related LC Obligations are satisfied in full. By their execution of this Agreement, the parties hereto agree that on the Effective Date (without any further action by any Person), each Existing Letter of Credit shall be deemed to have been issued under this Agreement and the rights and obligations of the issuer and the account party thereunder shall be subject to the terms hereof.

SECTION 2.16.2 Participations. Upon the issuance or Modification by an LC Issuer of a Facility LC in accordance with this Section 2.16 (or, in the case of the Existing Letters of Credit, on the Effective Date), the applicable LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share; provided, no Lender shall be deemed to purchase from such LC Issuer a participation in any Facility LC in excess of the amount that would cause the aggregate amount of such Lender’s (a) Advances to the Borrower and (b) participations in Facility LCs to exceed such Lender’s Commitment Amount.

SECTION 2.16.3 Notice. Subject to Section 2.16.1, the Borrower shall give the applicable LC Issuer notice prior to 11:00 A.M., New York City time, at least five Business Days (or such lesser time as the applicable LC Issuer may agree) prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the applicable LC Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender’s participation in such proposed Facility LC. The issuance or Modification by an LC Issuer of any Facility LC shall, in addition to the applicable conditions precedent set forth in Article III (the satisfaction of which an LC Issuer shall have no duty to ascertain; provided that no LC Issuer shall issue a Facility LC if such LC Issuer shall have received written notice (which has not been rescinded) from the Administrative Agent or any Lender that any applicable condition precedent to the issuance or modification of such Facility LC has not been satisfied and, in fact, such condition precedent is not satisfied at the requested time of issuance), be subject to the conditions precedent that such Facility LC shall be satisfactory to the applicable LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as such LC Issuer shall have reasonably requested (each a “Facility LC Application”). In the event of any conflict (including any additional terms requiring the posting of collateral) between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

SECTION 2.16.4 LC Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a letter of credit fee at a rate per annum equal to the LC Fee Rate on such Lender’s Pro Rata Share of the undrawn stated amount of all Facility LCs for the period from the Effective Date to such Lender’s Termination Date (or, if later, the date on which such Lender has no participation interests in the Facility LCs), payable in arrears on the last day of each March, June, September and December and on the applicable Termination Date (and, if applicable, thereafter on demand). The Borrower also agrees to pay to the applicable LC Issuer for its own account (x) fronting fees in amounts and at times agreed upon between such LC Issuer and the Borrower and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with such LC Issuer’s standard schedule for such charges as in effect from time to time.

SECTION 2.16.5 Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the applicable LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each Lender as to the amount to be paid by such LC Issuer as a result of such demand and the proposed payment date (the “LC Payment Date”). The responsibility of an LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. Each Lender shall be unconditionally and irrevocably liable, without regard to the occurrence of the Termination Date (but subject to Sections 2.17 and 2.16.12), the occurrence of any Event of Default or Unmatured Event of Default or any condition precedent whatsoever, to reimburse such LC Issuer on demand for (i) such Lender’s Pro Rata Share of the amount of each payment made by such LC Issuer under any Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.16.6, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of such LC Issuer’s demand for such reimbursement (or, if such demand is made after 11:00 A.M., New York City time, on such day, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Rate for the first three days and, thereafter, at the Alternate Base Rate.

SECTION 2.16.6 Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse the applicable LC Issuer on or before the applicable LC Payment Date for any amount to be paid by such LC Issuer upon any drawing under any Facility LC issued for the account of the Borrower, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence (as determined by a final non-appealable judgment of a court of competent jurisdiction) of the applicable LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (ii) the applicable LC Issuer’s failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. If the Borrower fails to fully reimburse the applicable LC Issuer by 12:00 noon, New York City time, on an LC Payment Date, such LC Issuer shall promptly notify the Administrative Agent. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender of such LC Payment Date, the amount of the unpaid Reimbursement Obligations and such Lender’s Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested Base Rate Advances to be disbursed on the applicable LC Payment Date in an amount equal to the unpaid Reimbursement Obligations, without regard to the minimum and multiples specified for Base Rate Advances in Section 2.02(a)(v), but subject to the conditions set forth in Article III. All Reimbursement Obligations that are not fully refinanced by the making of Base Rate Advances because the Borrower cannot satisfy the conditions set forth in Article III or for any other reason shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2%. The applicable LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligations in respect of any Facility LC issued by such LC Issuer, but only to the extent such Lender has made payment to such LC Issuer in respect of such Facility LC pursuant to Section 2.16.5.

SECTION 2.16.7 Obligations Absolute. The Borrower’s obligations under this Section 2.16 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have against any LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower agrees with the LC Issuers and the Lenders that the LC Issuers and the Lenders shall not be responsible for, and the Reimbursement Obligations in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. No LC Issuer shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by any LC Issuer or any Lender under or in connection with any Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction), shall be binding upon the Borrower and shall not put the applicable LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.16.7 is intended to limit the right of the Borrower to make a claim against an LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.16.6.

SECTION 2.16.8 Actions of LC Issuers. Each LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such LC Issuer. An LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.16, an LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holder of a participation in any Facility LC.

SECTION 2.16.9 Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Lender, each LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees, from and against any claim, damage, loss, liability, cost or expense which such Lender, such LC Issuer or the Administrative Agent may incur (or which may be claimed against such Lender, such LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including any claim, damage, loss liability, cost or expense which the applicable LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to such LC Issuer hereunder (but nothing herein contained shall affect any right the Borrower may have against any Defaulting Lender) or (ii) by reason of or on account of such LC Issuer issuing any Facility LC that specifies that the term “Beneficiary” included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to such LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, any LC Issuer or the Administrative Agent for any claim, damage, loss, liability, cost or expense to the extent, but only to the extent, caused by the willful misconduct or gross negligence (as determined by a final non-appealable judgment of a court of competent jurisdiction) of an LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC. Nothing in this Section 2.16.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

SECTION 2.16.10 Lenders’ Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, severally indemnify the applicable LC Issuer, its Affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees’ gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction) or such LC Issuer’s failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.16 or any action taken or omitted by such indemnitees hereunder.

SECTION 2.16.11 Rights as a Lender. In its capacity as a Lender, each LC Issuer shall have the same rights and obligations as any other Lender.

SECTION 2.16.12 Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this paragraph (or automatically upon the occurrence of an Event of Default under Section 6.01(e)) or in the event the Borrower is otherwise required to deposit cash collateral pursuant to the provisions of this Agreement, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to 105% of the LC Obligations as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 6.01(e). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable LC Issuer for amounts paid by such LC Issuer in respect of a Facility LC for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Obligations at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. For the avoidance of doubt, no Lender shall have any reimbursement obligations under Section 2.16.5 in respect of any LC Obligations with respect to any Facility LC for which cash collateral has been deposited in accordance with the terms of this Agreement.

SECTION 2.16.13 Incorporation of Bond LC Supplement. The Bond LC Supplement attached hereto as Annex A shall govern the issuance, conditions and other related provisions in respect to Facility LCs that are direct pay letters of credit. The Bond LC Supplement shall be deemed incorporated herein and made a part hereof for all purposes.

SECTION 2.17. Extensions of Scheduled Termination Date.

SECTION 2.17.1 Extension Requests. The Borrower may, not more than two (2) times, by written notice to the Administrative Agent (which shall promptly notify each Lender) not earlier than 60 and not later than 30 days prior to any anniversary of the Fourth Amendment Effective date (each, an “Anniversary Date”), request that each Lender extend such Lender’s scheduled Termination Date then in effect (the “Existing Termination Date”) for an additional year from the Existing Termination Date, it being understood that the Termination Date shall not be later than the seventh anniversary of the Fourth Amendment Effective Date as a result of any such request.

SECTION 2.17.2 Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date (the “Notice Date”) that is 20 days prior to the applicable Anniversary Date, notify the Administrative Agent whether such Lender agrees to the requested extension of the Termination Date (each Lender that determines not to so extend its Termination Date, a “Declining Lender”). Any Lender that does not advise the Administrative Agent on or before the Notice Date that it has agreed to extend the Existing Termination Date shall be deemed to be a Declining Lender.

SECTION 2.17.3 Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date 15 days prior to the applicable Anniversary Date.

SECTION 2.17.4 Additional Commitment Lenders. The Borrower shall have the right, at any time after a Lender has become a Declining Lender, to require such Declining Lender to assign and delegate its rights and obligations hereunder to one or more existing Lenders or other financial institutions that have agreed to assume such rights and obligations (each an “Additional Commitment Lender”) pursuant to, and in accordance with the requirements of, Section 8.07.

SECTION 2.17.5 Minimum Extension Requirement. If (and only if) the total of the Commitments of the Lenders (including Additional Commitment Lenders) that have agreed so to extend their Termination Date (each an “Extending Lender”) shall be more than 50% of the Aggregate Commitment Amount in effect immediately prior to the applicable Anniversary Date, then, effective as of such date, the Termination Date of each Extending Lender (including any applicable Additional Commitment Lender) shall be (i) the first anniversary of the Existing Termination Date, in the case of the first extension; or (ii) the second anniversary of the Existing Termination Date, in the case of the second extension (except that, in either case, if such date is not a Business Day, such Termination Date as so extended shall be the next preceding Business Day).

SECTION 2.17.6 Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, no extension of the Termination Date pursuant to this Section shall be effective unless:

(a) no Event of Default or Unmatured Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;

(b) the representations and warranties of the Borrower contained in this Agreement are true and correct on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

(c) subject to Section 8.07(h), each LC Issuer shall have consented to such extension (which consent shall not be unreasonably delayed or withheld).

SECTION 2.17.7 Effect of Termination Date for some but not all Lenders. If the scheduled Termination Date for one or more Lenders (each an “Exiting Lender”) occurs on a date that is not the Termination Date for all Lenders, then on such Termination Date (a) the Borrower shall repay all amounts payable to the Exiting Lenders in accordance with Section 2.05, (b) the Commitments of the Exiting Lenders, and the participations of the Exiting Lenders in Facility LCs, shall terminate and (c) the Pro Rata Shares and the participations in Facility LCs of the remaining Lenders shall be redetermined pro rata in accordance with their respective Commitment Amounts after giving effect to the terminations described in clause (b) above; provided that if an Event of Default or Unmatured Event of Default exists on such Termination Date and either (i) the Borrower fails to pay in full all amounts payable to the Exiting Lenders or (ii) the Majority Lenders so request, then the participations of the Exiting Lenders in Facility LCs shall not terminate and no redetermination of the participations of the Lenders in Facility LCs shall be made until the earlier of the first Business Day after such Termination Date on which no Event of Default or Unmatured Event of Default exists and the date specified by the

Majority Lenders in a notice to the Administrative Agent (which shall promptly advise each Lender). Nothing in the proviso clause to the preceding sentence shall affect the termination of the Commitment of an Exiting Lender on the relevant Termination Date (except with respect to such Exiting Lender’s participation in Facility LCs) or any Exiting Lender’s right to demand immediate repayment of all amounts owed to such Exiting Lender by the Borrower hereunder and to pursue remedies with respect thereto. Further, if at any time after the relevant Termination Date (x) the Borrower has not paid all principal, interest and facility fees payable to one or more Exiting Lenders hereunder and (y) the Lenders (excluding any Exiting Lender) elect to make Advances, then all proceeds of such Advances shall be applied to pay the amounts owed by the Borrower to such Exiting Lenders (ratably based upon the amounts owed to such Lenders) until such principal, interest and facility fees have been paid in full.

SECTION 2.18. Optional Increase in Commitments. The Borrower may, at any time after the first Anniversary Date occurring after the Effective Date, by means of a letter delivered to the Administrative Agent substantially in the form of Exhibit C, request that the Aggregate Commitment Amount be increased by an aggregate amount (for all such increases) not exceeding $500,000,000 by (a) increasing the Commitment Amount of one or more Lenders that have agreed to such increase (in their sole discretion) and/or (b) adding one or more commercial banks or other Persons as a party hereto (each an “Additional Lender”) with a Commitment Amount in an amount agreed to by any such Additional Lender; provided that (i) any increase in the Aggregate Commitment Amount shall be in an aggregate amount of $25,000,000 or a higher integral multiple of $1,000,000; (ii) no Additional Lender shall be added as a party hereto without the written consent of the Administrative Agent, the Swingline Lenders and the LC Issuers (which consents shall not be unreasonably withheld) or if an Event of Default or an Unmatured Event of Default exists; (iii) subject to Section 8.07(h), no such increase shall be effective without the written consent of the LC Issuers (which consent shall not be unreasonably withheld or delayed); and (iv) the Borrower may not request an increase in the Aggregate Commitment Amount unless the Borrower has delivered to the Administrative Agent (with a copy for each Lender) a certificate (x) stating that any applicable governmental authority has approved such increase, (y) attaching evidence, reasonably satisfactory to the Administrative Agent, of each such approval and (z) stating that the representations and warranties contained in Section 4.01 are correct on and as of the date of such certificate as though made on and as of such date and that no Event of Default or Unmatured Event of Default exists on such date. Any increase in the Aggregate Commitment Amount pursuant to this Section 2.18 shall be effective three Business Days after the date on which the Administrative Agent has received and accepted the applicable increase letter in the form of Annex I to Exhibit C (in the case of an increase in the Commitment Amount of an existing Lender) or assumption letter in the form of Annex II to Exhibit C (in the case of the addition of a commercial bank or other Person as a new Lender). The Administrative Agent shall promptly notify the Borrower and the Lenders of any increase in the Aggregate Commitment Amount pursuant to this Section 2.18 and of the Commitment Amount and Pro Rata Share of each Lender after giving effect thereto. The Borrower shall prepay any Advances outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 8.04(b)) to the extent necessary to keep the outstanding Advances ratable among the Lenders in accordance with any revised Pro Rata Shares arising from any non-ratable increase in the Commitment Amounts under this Section 2.18; provided that, notwithstanding any other provision of this Agreement, the Administrative Agent, the Borrower and each increasing Lender and Additional Lender, as applicable, may make arrangements satisfactory to such parties to cause an increasing Lender or an Additional Lender to temporarily hold risk participations in the outstanding Advances of the other Lenders (rather than fund its Pro Rata Share of all outstanding Advances concurrently with the applicable increase) with a view toward minimizing breakage costs and transfers of funds in connection with any increase in the Aggregate Commitment Amount. To the extent that any increase pursuant to this Section 2.18 is not expressly authorized pursuant to resolutions or consents delivered pursuant to Section 3.01(b)(i), the Borrower shall, prior to the effectiveness of such increase, deliver to the Administrative Agent a certificate signed by an authorized officer of the Borrower certifying and attaching the resolutions or consents that have been adopted to approve or consent to such increase.

SECTION 2.19. Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.03;

(b) the Commitment Amount and LC Obligations of such Defaulting Lender shall not be included in determining whether all Lenders or the Majority Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 8.01); provided that, any waiver, amendment or modification (i) requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders or (ii) under Section 8.01(b), (c), (d) or (f) (except, in the case of Section 8.01(c) or (d), with respect to fees as contemplated under this Section 2.19), shall in each case require the consent of such Defaulting Lender;

(c) if any Swingline Obligations or LC Obligations exist at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such Swingline Obligations and LC Obligations shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Obligations and LC Obligations does not exceed the total of all non-Defaulting Lenders’ Commitment Amounts, (y) the sum of each non-Defaulting Lender’s Revolving Credit Exposure plus the portion of such Defaulting Lender’s Swingline Obligations and LC Obligations allocated to such non-Defaulting Lender does not exceed such non-Defaulting Lender’s Commitment Amount and (z) the conditions set forth in Section 3.02 are satisfied at such time; provided subject to Section 8.15, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (after giving effect to any partial reallocation pursuant to clause (i) above) (x) first, prepay such Swingline Obligations and (y) second, cash collateralize such Defaulting Lender’s LC Obligations in accordance with the procedures set forth in Section 2.16.12 for so long as such LC Obligation is outstanding;

(iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Obligations pursuant to this Section 2.19(c), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.16.4 with respect to such Defaulting Lender’s LC Obligations during the period such Defaulting Lender’s LC Obligations are cash collateralized;

(iv) if the LC Obligations of the non-Defaulting Lenders are reallocated pursuant to this Section 2.19(c), then the fees payable to the Lenders pursuant to Section 2.16.4 shall be adjusted in accordance with such non-Defaulting Lenders’ Pro Rata Shares; and

(v) if any Defaulting Lender’s LC Obligations are neither cash collateralized nor reallocated pursuant to this Section 2.19(c), then, without prejudice to any rights or remedies of the LC Issuers or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Obligation) and letter of credit fees payable under Section 2.16.4 with respect to such Defaulting Lender’s LC Obligations shall be payable to the applicable LC Issuers until such LC Obligations are cash collateralized and/or reallocated; and

(d) so long as any Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan made by such Swingline Lender and no LC Issuer shall be required to issue, amend or increase any Facility LCs, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Obligations will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.19(c), and participating interests in any such newly issued or increased Facility LC or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.19(c)(i) (and Defaulting Lenders shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any LC Issuer has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, then no LC Issuer shall be required to issue, amend or increase any Facility LC, unless the LC Issuer shall have entered into arrangements with the Borrower or such Lender, satisfactory to the LC Issuer to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrower, each LC Issuer and each Swingline Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Obligation and LC Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Pro Rata Share; provided, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III	CONDITIONS PRECEDENT

SECTION 3.01. Conditions Precedent to Effectiveness. This Agreement (including the Commitments of the Lenders and the obligations of the Borrower hereunder) shall become effective if, on or before April 7, 2012, all of the following conditions precedent have been satisfied:

(a) the Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that (i) the Borrower has paid (or will pay with the proceeds of the initial Credit Extensions) all amounts then payable by the Borrower under the Existing Credit Facility, (ii) all commitments to make extensions of credit to the Borrower thereunder have been (or concurrently with the initial Advances will be) terminated, and (iii) all obligations under or relating to the Existing Credit Facility shall have been discharged;

(b) the Administrative Agent shall have received (i) a counterpart of this Agreement signed on behalf of each party hereto or (ii) written evidence (which may include electronic transmission of a signed signature page of this Agreement) that each party hereto has signed a counterpart of this Agreement and each of the following documents, each dated a date reasonably satisfactory to the Administrative Agent and otherwise in form and substance satisfactory to the Administrative Agent:

(i) Certified copies of resolutions of the Board of Directors or equivalent managing body of the Borrower approving the transactions contemplated by this Agreement and of all documents evidencing other necessary organizational action of the Borrower with respect to this Agreement and the documents contemplated hereby;

(ii) A certificate of the Secretary or an Assistant Secretary of Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the organizational documents of the Borrower, in each case in effect on such date; (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Agreement and the documents contemplated hereby; and (D) that attached thereto is a certificate of good standing certified by the Secretary of State of the State of Illinois dated a recent date prior to the date hereof;

(iii) A certificate signed by either the chief financial officer, principal accounting officer or treasurer of the Borrower stating that (A) the representations and warranties contained in Section 4.01 are correct on and as of the date of such certificate as though made on and as of such date and (B) no Event of Default or Unmatured Event of Default has occurred and is continuing on the date of such certificate; and

(iv) Favorable opinions of Ballard Spahr LLP, outside counsel for the Borrower and of Bruce Wilson, Senior Vice President and Deputy General Counsel of Exelon and Assistant Secretary of the Borrower, each in form and substance reasonably acceptable to the Administrative Agent;

(c) the Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrower has paid (or will pay with the proceeds of the initial Credit Extensions) all fees and, to the extent billed, expenses payable by the Borrower hereunder on the Effective Date (including amounts then payable to the Arrangers and the Agents); and

(d) the Administrative Agent and the Lenders shall have received from the Borrower all documentation and other information required by any regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.

Promptly upon the occurrence thereof, the Administrative Agent shall notify the Borrower, the Lenders and the LC Issuers as to the Effective Date.

SECTION 3.02. Conditions Precedent to All Credit Extensions. The obligation of each Lender to make any Advance and of each LC Issuer to issue or Modify any Facility LC shall be subject to the conditions precedent that (a) the Effective Date shall have occurred and (b) on the date of such Credit Extension, the following statements shall be true (and (x) the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of Advances pursuant thereto and (y) the request by the Borrower for the issuance or Modification of a Facility LC (as applicable) shall constitute a representation and warranty by the Borrower that on the date of the making of such Advances or the issuance or Modification of such Facility LC such statements are true):

(A) the representations and warranties of the Borrower contained in Section 4.01 (excluding the representations and warranties set forth in Section 4.01(e)(ii) and the first sentence of Section 4.01(f)) are correct on and as of the date of such Credit Extension, before and after giving effect to such Credit Extension and, in the case of the making of Advances, the application of the proceeds therefrom, as though made on and as of such date; and

(B) no event has occurred and is continuing, or would result from such Credit Extension or, in the case of the making of Advances, from the application of the proceeds therefrom, that constitutes an Event of Default or Unmatured Event of Default with respect to the Borrower.

ARTICLE IV	REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois.

(b) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.

(d) This Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(e) (i) The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2015 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, copies of which have been furnished to each Lender, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates in accordance with GAAP; and (ii) since December 31, 2015, there has been no Material Adverse Change.

(f) Except as disclosed in the Borrower’s Annual, Quarterly or Current Reports, each as filed with the Securities and Exchange Commission and delivered to the Lenders prior to the Effective Date, there is no pending or, to the knowledge of the Borrower after due inquiry, threatened action, investigation or proceeding affecting the Borrower or any Subsidiary before any court, governmental agency or arbitrator that may reasonably be anticipated to have a Material Adverse Effect. There is no pending or, to the knowledge of the Borrower after due inquiry, threatened action or proceeding against the Borrower or any Subsidiary that purports to affect the legality, validity, binding effect or enforceability against the Borrower of this Agreement.

(g) No proceeds of any Advance have been or will be used directly or indirectly in connection with the acquisition of in excess of 5% of any class of equity securities that is registered pursuant to Section 12 of the Exchange Act, except for any cash payments made (or any common stock issued in connection with the terms of the Existing Warrants) in connection with the Existing Warrants or any transaction subject to the requirements of Section 13 or 14 of the Exchange Act.

(h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Not more than 25% of the value of the assets of the Borrower and its Subsidiaries is represented by margin stock.

(i) The Borrower is not required to register as an “investment company” under the Investment Company Act of 1940.

(j) During the twelve consecutive month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension, no steps have been taken to terminate any Plan and there is no “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA) with respect to any Plan. No condition exists or event or transaction has occurred with respect to any Plan (including any Multiemployer Plan) which might result in the incurrence by the Borrower or any other member of the Controlled Group of any material liability (other than to make contributions, pay annual PBGC premiums or pay out benefits in the ordinary course of business), fine or penalty.

(k) The Borrower has implemented, and maintains in effect, policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with all Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby or the transactions contemplated hereby, is a Sanctioned Person. No Advance or Facility LC, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

(l) The Borrower is not an EEA Financial Institution.

ARTICLE V	COVENANTS OF THE BORROWER

SECTION 5.01. Affirmative Covenants. The Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, any Facility LC remains outstanding or the Commitments have not been irrevocably terminated, the Borrower will, and, in the case of Section 5.01(a), will cause its Principal Subsidiaries to, unless the Majority Lenders shall otherwise consent in writing:

(a) Keep Books; Existence; Maintenance of Properties; Compliance with Laws; Insurance; Taxes.

(i) keep proper books of record and account, all in accordance with generally accepted accounting principles in the United States, consistently applied;

(ii) subject to Section 5.02(b), preserve and keep in full force and effect its existence;

(iii) maintain and preserve all of its properties (except such properties the failure of which to maintain or preserve would not have, individually or in the aggregate, a Material Adverse Effect) which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted;

(iv) comply in all material respects with the requirements of all applicable laws, rules, regulations and orders (including those of any governmental authority and including with respect to environmental matters) to the extent the failure to so comply, individually or in the aggregate, would have a Material Adverse Effect;

(v) maintain insurance with responsible and reputable insurance companies or associations, or self-insure, as the case may be, in each case in such amounts and covering such contingencies, casualties and risks as is customarily carried by or self-insured against by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and its Principal Subsidiaries operate;

(vi) at any reasonable time and from time to time, pursuant to prior notice delivered to the Borrower, permit any Lender, or any agent or representative of any thereof, to examine and, at such Lender’s expense, make copies of, and abstracts from the records and books of account of, and visit the properties of, the Borrower and any Principal Subsidiary and to discuss the affairs, finances and accounts of the Borrower and any Principal Subsidiary with any of their respective officers; provided that any non-public information (which has been identified as such by the Borrower or the applicable Principal Subsidiary) obtained by any Lender or any of its agents or representatives pursuant to this clause (vi) shall be treated confidentially by such Person; provided, further, that such Person may disclose such information to (a) any other party to this Agreement, its examiners, Affiliates, agents, outside auditors, counsel or other professional advisors in connection with this Agreement, (b) to any direct, indirect, actual or prospective counterparty (and its advisor) to any swap, derivative or securitization transaction related to the obligations under this Agreement, (c) to any credit insurance provider or (d) if otherwise required to do so by law or regulatory process (it being understood that, unless prevented from doing so by any applicable law or governmental authority, such Person shall use reasonable efforts to notify the Borrower of any demand or request for any such information promptly upon receipt thereof so that the Borrower may seek a protective order or take other appropriate action);

(vii) use the proceeds of the Advances for general corporate purposes (including the making of acquisitions), but in no event for any purpose that would be contrary to Section 4.01(g), 4.01(h) or 4.01(k); and

(viii) pay, prior to delinquency, all of its federal income taxes and other material taxes and governmental charges, except to the extent that (a) such taxes or charges are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained or (b) failure to pay such taxes or charges would not reasonably be expected to have a Material Adverse Effect.

(b) Reporting Requirements. Furnish to the Lenders:

(i) as soon as possible, and in any event within five Business Days after the Borrower becomes aware of the existence of any Event of Default or Unmatured Event of Default with respect to the Borrower continuing on the date of such statement, after due inquiry, a statement of an authorized officer of the Borrower setting forth details of such Event of Default or Unmatured Event of Default and the action which the Borrower proposes to take with respect thereto;

(ii) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a copy of the Borrower’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission with respect to such quarter (or, if the Borrower is not required to file a Quarterly Report on Form 10-Q, copies of an unaudited consolidated balance sheet of the Borrower as of the end of such quarter and the related consolidated statement of operations of the Borrower for the portion of the Borrower’s fiscal year ending on the last day of such quarter, in each case prepared in accordance with GAAP, subject to the absence of footnotes and to year-end adjustments), together with a certificate of an authorized officer of the Borrower stating that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if any such Event of Default or Unmatured Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto;

(iii) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, a copy of the Borrower’s Annual Report on Form 10-K filed with the Securities and Exchange Commission with respect to such fiscal year (or, if the Borrower is not required to file an Annual Report on Form 10-K, the consolidated balance sheet of the Borrower and its subsidiaries as of the last day of such fiscal year and the related consolidated statements of operations, changes in shareholders’ equity (if applicable) and cash flows of the Borrower for such fiscal year, certified by PricewaterhouseCoopers LLP or other certified public accountants of recognized national standing), together with a certificate of an authorized officer of the Borrower stating that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if any such Event of Default or Unmatured Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto;

(iv) concurrently with the delivery of the quarterly and annual reports referred to in Sections 5.01(b)(ii) and 5.01(b)(iii), a compliance certificate in substantially the form set forth in Exhibit D, duly completed and signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Borrower;

(v) except as otherwise provided in clause (ii) or (iii) above, promptly after the sending or filing thereof, copies of all reports that the Borrower sends to any of its security holders, and copies of all Reports on Form 10-K, 10-Q or 8-K, and registration statements (without exhibits) and prospectuses that the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange (except to the extent that any such registration statement or prospectus relates solely to the issuance of securities pursuant to employee purchase, benefit or dividend reinvestment plans of the Borrower or a Subsidiary);

(vi) promptly upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Plan, or the failure to make a required contribution to any Plan if such failure is sufficient to give rise to a lien under section 430(k) of the Code, or the taking of any action with respect to a Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Plan, or the occurrence of any event with respect to any Plan which could result in the incurrence by the Borrower or any other member of the Controlled Group of any material liability, fine or penalty, notice thereof and a statement as to the action the Borrower or such member of the Controlled Group proposes to take with respect thereto;

(vii) promptly upon becoming aware thereof, notice of any change in the Fitch Rating, the Moody’s Rating or the S&P Rating; and

(viii) such other information respecting the business, operations or condition, financial or otherwise, of the Borrower or any Subsidiary as any Lender, through the Administrative Agent, may from time to time reasonably request (including any information that any Lender reasonably requests in order to comply with its obligations under any “know your customer” or anti-money laundering laws or regulations).

The Borrower may provide information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Section 5.01(b) and all other notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any communication that (i) relates to a request for a Credit

Extension, (ii) relates to the payment of any amount due under this Agreement prior to the scheduled date therefor or any reduction of the Commitments, (iii) provides notice of any Event of Default or Unmatured Event of Default, (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement or any Credit Extension hereunder or (v) relates to a request for an extension of the scheduled Termination Date pursuant to Section 2.17 or an increase in the Commitments pursuant to Section 2.18 (any non-excluded communication described above, a “Communication”), electronically (including by posting such documents, or providing a link thereto, on Exelon’s or the Borrower’s Internet website). Any document readily available on-line through the “Electronic Data Gathering Analysis and Retrieval” system (or any successor system thereof) maintained by the Securities and Exchange Commission (or any succeeding Governmental Authority), shall be deemed to have been furnished to the Administrative Agent for purposes of this Section 5.01(b) when the Borrower sends to the Administrative Agent notice (which may be by electronic mail) that such documents are so available. Notwithstanding the foregoing, the Borrower agrees that, to the extent requested by the Administrative Agent or any Lender, it will continue to provide “hard copies” of Communications to the Administrative Agent or such Lender, as applicable.

The Borrower further agrees that the Administrative Agent may make Communications available to the Lenders by posting such Communications on Electronic Systems or a substantially similar electronic transmission system.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE ADMINISTRATIVE AGENT DOES NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY COMMUNICATION OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN ANY COMMUNICATION. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH ANY COMMUNICATION OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT SUCH DAMAGES ARE FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING THE FOREGOING, UNDER NO CIRCUMSTANCES SHALL THE ADMINISTRATIVE AGENT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF THE PLATFORM OR THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET.

Each Lender agrees that notice to it (as provided in the next sentence) specifying that a Communication has been posted to the Platform shall constitute effective delivery of such Communication to such Lender for purposes of this Agreement. Each Lender agrees (i) to notify the Administrative Agent from time to time of the e-mail address to which the foregoing notice may be sent and (ii) that such notice may be sent to such e-mail address.

(c) Anti-Corruption Laws and Sanctions. Maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions and comply in all material respects with Anti-Corruption Laws and applicable Sanctions.

SECTION 5.02. Negative Covenants. The Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, any Facility LC remains outstanding or the Commitments have not been irrevocably terminated (except with respect to Section 5.02(a), which shall be applicable only as of the date hereof and at any time any Advance or Facility LC is outstanding or is to be made or issued, as applicable), the Borrower will not, without the written consent of the Majority Lenders:

(a) Limitation on Liens. Create, incur, assume or suffer to exist, or permit any of its Principal Subsidiaries to create, incur, assume or suffer to exist, any Lien on its respective property, revenues or assets, whether now owned or hereafter acquired, except:

(i) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business;

(ii) Liens for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

(iii) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(iv) Liens incidental to the normal conduct of the business of the Borrower or any Subsidiary or the ownership of its property or the conduct of the ordinary course of its business, including (A) zoning restrictions, easements, rights of way, reservations, restrictions on the use of real property and other minor irregularities of title, (B) rights of lessees under leases, (C) rights of collecting banks having rights of setoff, revocation, refund, chargeback, counterclaim, netting of cash amounts or similar rights with respect to money or instruments of the Borrower or any Subsidiary on deposit with or in the possession of such banks, (D) Liens or deposits to secure the performance of statutory obligations, tenders, bids, leases, progress payments, performance or return-of-money bonds, performance or other similar bonds or other obligations of a similar nature incurred in the ordinary course of business, and (E) Liens required by any contract or statute in order to permit the Borrower or a Subsidiary of the Borrower to perform any contract or subcontract made by it with or pursuant to the requirements of a governmental entity, in each case which are not incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property and which do not in the aggregate impair the use of property in the operation of the business of the Borrower and its Subsidiaries taken as a whole;

(v) Liens created under Section 2.19 and similar cash collateralization obligations;

(vi) Liens (A) on the capital stock of or any other equity interest in any Subsidiary which is a Debtor, and (B) granted in connection with the financing of generating or transmission facilities (including associated support and ancillary facilities), limited to the facilities so financed or developed by a Debtor or otherwise acquired by a Debtor from a Person other than the Borrower or its Subsidiaries, in each case to secure Nonrecourse Indebtedness issued by such Debtor;

(vii) Liens upon or in any property acquired in the ordinary course of business to secure the purchase price of such property or to secure any obligation incurred solely for the purpose of financing the acquisition of such property;

(viii) Liens existing on property at the time of the acquisition thereof (other than any such Lien created in contemplation of such acquisition unless permitted by the preceding clause (vii));

(ix) Liens on the property, revenues and/or assets of any Person that exist at the time such Person becomes a Subsidiary and the continuation of such Liens in connection with any refinancing or restructuring of the obligations secured by such Liens;

(x) Liens granted in connection with any financing arrangement for the financing of pollution control facilities, limited to the facilities so purchased or financed;

(xi) Liens on any improvements to property securing Indebtedness incurred to provide funds for all or part of the cost of such improvements in a principal amount not exceeding the cost of acquisition or construction of such improvements and incurred within 12 months after completion of such improvements or construction, provided that such Liens do not extend to or cover any property of the Borrower or any Subsidiary other than such improvements;

(xii) Liens arising in connection with sales or transfers of, or financing secured by, accounts receivable or related contracts, including Liens granted by a Receivables SPC to secure Debt arising under a Permitted Securitization; provided that any such sale, transfer or financing shall be on arms’ length terms;

(xiii) Permitted Encumbrances;

(xiv) Liens created under the Mortgage and “permitted liens” as defined in the Mortgage as in effect on the date hereof;

(xv) Liens securing the Borrower’s notes collateralized solely by mortgage bonds of the Borrower issued under the terms of the Mortgage;

(xvi) Liens arising in connection with sale and leaseback transactions, but only to the extent that (A) except as permitted by the following clause (B), the proceeds received from such sale are immediately applied to retire mortgage bonds of the Borrower issued under the terms of the Mortgage and (B) the aggregate purchase price of all assets sold by the Borrower during the term of this Agreement pursuant to sale and leaseback transactions where such proceeds are not applied as provided in clause (A) does not exceed $1,000,000,000;

(xvii) Liens incurred or deposits to secure the performance of surety bonds incurred in the ordinary course of business consistent with past practice, provided that such Liens shall cover only the Borrower’s or its Subsidiaries’ interests in and relating to the contract underlying the transaction for which such surety bonds were issued;

(xviii) Liens on cash or cash equivalents created or existing to secure stay or appeal bonds or otherwise resulting from any litigation or legal proceeding which are being contested in good faith by appropriate action promptly initiated and diligently conducted, including the Lien of any judgment; provided, that the aggregate amount secured by all such Liens does not exceed $50,000,000;

(xix) agreements for and obligations relating to the joint or common use of property owned solely by the Borrower or any of its Principal Subsidiaries, or owned by the Borrower or any of its Principal Subsidiaries in common or jointly with one or more other parties;

(xx) Liens securing any extension, renewal, replacement or refinancing of Indebtedness secured by any Lien referred to in clauses (viii), (ix), (x), (xi) or (xix) of this Section 5.02(a); provided, that

(A) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property); and

(B) the amount secured by such Lien at such time is not increased to any amount greater than the amount outstanding at the time of such renewal, replacement or refinancing;

(xxi) Liens existing on the date hereof and described in Schedule 5.02(a);

(xxii) Liens granted by a Special Purpose Subsidiary to secure Transitional Funding Instruments of such Special Purpose Subsidiary and Liens granted by Borrower to a Special Purpose Subsidiary on the Intangible Transition Property sold to such Subsidiary as a precaution in case such sales are re-characterized as financings of the Borrower;

(xxiii) Liens on assets held by entities which are required to be included in the Borrower’s consolidated financial statements solely as a result of the application of Financial Accounting Standards Board Interpretation No. 46R;

(xxiv) Liens created pursuant to the Pledge Agreement, the Control Agreements (as such terms are defined in the Bond LC Supplement) and this Agreement and other Liens on tax-exempt bonds pledged by the Borrower in connection with a failed remarketing of such bonds; and

(xxv) Liens, other than those described in clauses (i) through (xxiv) of this Section 5.02(a), granted by the Borrower in the ordinary course of business securing Debt; provided that the aggregate amount of all Debt secured by Liens permitted by this clause (xxv) shall not exceed in the aggregate at any one time outstanding $50,000,000.

(b) Mergers and Consolidations; Disposition of Assets. Merge with or into or consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or permit any Principal Subsidiary to do so, except that (i) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Principal Subsidiary, (ii) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to the Borrower and (iii) the Borrower or any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Person; provided that, in each case, immediately before and after giving effect thereto, no Event of Default or Unmatured Event of Default shall have occurred and be continuing and (A) in the case of any such merger, consolidation or transfer of assets to which the Borrower is a party, either (x) the Borrower shall be the surviving entity or (y) the surviving entity shall be an Eligible Successor and shall have assumed all of the obligations of the Borrower under this Agreement and the Facility LCs pursuant to a written instrument in form and substance satisfactory to the Administrative Agent and the Administrative Agent shall have received an opinion of counsel in form and substance satisfactory to it as to the enforceability of such obligations assumed and (B) subject to clause (A) above, in the case of any such merger, consolidation or transfer of assets to which any Principal Subsidiary is a party, a Principal Subsidiary shall be the surviving entity.

(c) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than 2.00 to 1.0.

(d) Continuation of Businesses. Engage, or permit any Subsidiary to engage, in any line of business which is material to the Borrower and its Subsidiaries, taken as a whole, other than businesses engaged in by the Borrower and its Subsidiaries as of the date hereof and reasonable extensions thereof.

(e) Anti-Corruption Laws and Sanctions. Request any Borrowing, Advance or Facility LC, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing, Advance or Facility LC (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

ARTICLE VI EVENTS OF DEFAULT

SECTION 6.01. Events of Default. If any of the following events shall occur and be continuing (any such event an “Event of Default”):

(a) The Borrower shall fail to pay (i) any principal of any Advance when the same becomes due and payable, (ii) any Reimbursement Obligation within one Business Day after the same becomes due and payable or (iii) any interest on any Advance or any other amount payable by the Borrower hereunder within three Business Days after the same becomes due and payable; or

(b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) pursuant to the terms of this Agreement shall prove to have been incorrect or misleading in any material respect when made; or

(c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(a)(vii), Section 5.01(b)(i) or Section 5.02 or (ii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent (which notice shall be given by the Administrative Agent at the written request of any Lender); or

(d) The Borrower or any Principal Subsidiary shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal amount in excess of $50,000,000 in the aggregate (but excluding Debt hereunder, Nonrecourse Indebtedness, Debt of a Receivables SPC under a Permitted Securitization, and Transitional Funding Instruments) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, other than any acceleration of any Debt secured by equipment leases or fuel leases of the Borrower or a Principal Subsidiary as a result of the occurrence of any event requiring a prepayment (whether or not characterized as such) thereunder, which prepayment will not result in a Material Adverse Change; or

(e) The Borrower or any Principal Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Principal Subsidiary seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property,) shall occur; or the Borrower or any Principal Subsidiary shall take any action to authorize or to consent to any of the actions set forth above in this Section 6.01(e); or

(f) One or more judgments or orders for the payment of money in an aggregate amount exceeding $50,000,000 (excluding any such judgments or orders to the extent covered by insurance, subject to any customary deductible, and under which the applicable insurance carrier has not denied coverage) shall be rendered against the Borrower or any Principal Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(g) (i) Any Reportable Event that the Majority Lenders determine in good faith is reasonably likely to result in the termination of any Single Employer Plan or in the appointment by the appropriate United States District Court of a trustee to administer a Single Employer Plan shall have occurred and be continuing 60 days after written notice to such effect shall have been given to the Borrower by the Administrative Agent; (ii) any Single Employer Plan shall be terminated; (iii) a trustee shall be appointed by an appropriate United States District Court to administer any Single Employer Plan; (iv) the PBGC shall institute proceedings to terminate any Single Employer Plan or to appoint a trustee to administer any Single Employer Plan; or (v) the Borrower or any other member of the Controlled Group withdraws from any Multiemployer Plan; provided that on the date of any event described in clauses (i) through (v) above, the Borrower has received notice assessing the liability of the Borrower with respect to the applicable Plan and such liability exceeds $50,000,000; or

(h) The outstanding capital stock of the Borrower shall fail to be at least 85% owned, directly or indirectly, by Exelon (other than as a result of Exelon distributing to Exelon’s shareholders generally the capital stock of the Borrower or the capital stock of a subsidiary of Exelon that is the Borrower’s direct or indirect parent company);

then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, (i) declare the respective Commitments of the Lenders and the commitment of the LC Issuers to issue Facility LCs to be terminated, whereupon the same shall forthwith terminate, and/or (ii) declare the outstanding principal amount of the Advances, all interest thereon and all other amounts payable under this Agreement by the Borrower (including all contingent LC Obligations) to be forthwith due and payable, whereupon the outstanding principal amount of the Advances, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of an Event of Default under Section 6.01(e), (A) the obligation of each Lender to make any Advance to the Borrower and the obligation of each LC Issuer to issue Facility LCs shall automatically be terminated and (B) the outstanding principal amount of all Advances, all interest thereon and all other amounts payable by the Borrower hereunder (including all contingent LC Obligations) shall automatically and immediately become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

ARTICLE VII THE AGENTS

SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement or collection of the obligations of the Borrower hereunder), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

SECTION 7.02. Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their respective own gross negligence or willful misconduct. Without limiting the generality of the foregoing: (i) the Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) the Administrative Agent makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iii) the Administrative Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) the Administrative Agent shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) the Administrative Agent shall not incur any liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 7.03. Administrative Agent and Affiliates. With respect to its Commitment, Advances and other rights and obligations hereunder in its capacity as a Lender, JPMCB shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall include JPMCB in its individual capacity. JPMCB and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any Affiliate thereof and any Person who may do business with or own securities of the Borrower or any such Affiliate, all as if it were not Administrative Agent and without any duty to account therefor to the Lenders.

SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

SECTION 7.05. Indemnification. The Lenders severally agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its Pro Rata Share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such expenses are reimbursable by the Borrower but for which the Administrative Agent is not reimbursed by the Borrower.

SECTION 7.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority

Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank described in clause (i) or (ii) of the definition of “Eligible Assignee” having a combined capital and surplus of at least $150,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Notwithstanding the foregoing, if no Event of Default or Unmatured Event of Default shall have occurred and be continuing, then no successor Administrative Agent shall be appointed under this Section 7.06 without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed.

SECTION 7.07. Co-Documentation Agents, Co-Syndication Agents, Joint Active Lead Arrangers, Joint Passive Arrangers, Joint Active Bookrunners and Joint Passive Bookrunners. The titles “Co-Documentation Agents,” “Co-Syndication Agents”, “Joint Active Lead Arrangers”, “Joint Passive Arrangers”, “Joint Active Bookrunners”, and “Joint Passive Bookrunners” (each, in such capacity or capacities, a “Titled Person”) are purely honorific, and no Person designated as a Titled Person shall have any duties or responsibilities in such capacity and no Titled Person shall have or be deemed to have any fiduciary relationship with any Lender or with the Borrower or any of its Affiliates.

SECTION 7.08. Bond LC Collateral. Each of the Lenders and each LC Issuer hereby irrevocably appoints the Administrative Agent as its agent with respect to the Pledge Agreement and the Control Agreements (as such terms are defined in the Bond LC Supplement) and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent with respect thereto by the terms hereof or of the other Operative Documents (as such term is defined in the Bond LC Supplement), together with such actions and powers as are reasonably incidental thereto. Without limiting the foregoing, if any Pledged Bonds are permitted to be released from the Lien of the Administrative Agent in accordance with such Operative Documents, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

ARTICLE VIII MISCELLANEOUS

SECTION 8.01. Amendments, Etc. No failure or delay by the Administrative Agent, any LC Issuer or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, any LC Issuer and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. Subject to Section 2.19, No amendment or waiver of any provision of this Agreement, nor consent to any departure by the

Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and, in the case of an amendment, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (a) waive or amend any of the conditions specified in Section 3.01 or 3.02, (b) increase or extend the Commitments of the Lenders (other than pursuant to Section 2.17 or 2.18), (c) reduce the principal of, or the rate of interest on, any Advance, any Reimbursement Obligation or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, any Advance, any Reimbursement Obligation or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or the definition of “Majority Lenders”, (f) amend Section 2.19(b) or this Section 8.01 or (g) waive or amend any provision regarding pro rata sharing or otherwise relates to the distribution of payments among Lenders; provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement; (ii) no amendment, waiver or consent shall, unless in writing and signed by the applicable LC Issuer, in addition to the Lenders required above to take such action, affect the rights or duties of such LC Issuer under this Agreement; and (iii) no amendment, waiver or consent shall amend, modify or waive Section 2.19 without the prior written consent of the Administrative Agent, each LC Issuer and each Swingline Lender. Without limiting the generality of the foregoing, the making of an Advance or issuance of a Facility LC shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent, any Lender or any LC Issuer may have had notice or knowledge of such Event of Default at the time. If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other document executed in connection herewith, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.

SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile transmission) and mailed, sent by facsimile or delivered, if to the Borrower, at 440 South LaSalle Street, Suite 3300, Chicago, IL 60605, Attention: Chief Financial Officer, facsimile: (312) 394-2867, with copies to it at the same address, Attention: General Counsel, facsimile (312) 394-5433; if to any Lender, at its Domestic Lending Office specified in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender; and if to the Administrative Agent, at its address at JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 1111 Fannin St., 10th Floor, Houston, TX 77002, Attention: Rebecca Camarena, facsimile: (713) 750-2553, with copies to, JPMorgan Chase Bank, N.A., 270 Park Avenue, 5th Floor, New York, NY 10017, Attention: Christal Kelso, facsimile: (212) 270-3089 or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective (a) if mailed, three Business Days after being deposited in the U.S. mail, postage prepaid, (b) if sent by facsimile, when such facsimile is sent (except that if not sent during normal business hours for the recipient, such facsimile shall be deemed to have been sent at the opening of business on the next Business Day for the recipient), and (c) otherwise, when delivered, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent.

SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender, any LC Issuer or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8.04. Costs and Expenses; Indemnification.

(a) The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent and the Joint Active Lead Arrangers in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Agreement and the other documents to be delivered hereunder, including the reasonable fees, internal charges and out-of-pocket expenses of counsel (including in-house counsel) for the Administrative Agent and the Joint Active Lead Arrangers with respect thereto and with respect to advising the Administrative Agent and the Joint Active Lead Arrangers as to their respective rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including counsel fees and expenses of outside counsel and of internal counsel), incurred by the Administrative Agent, any LC Issuer or any Lender in connection with the collection and enforcement (whether through negotiations, legal proceedings or otherwise) of the Borrower’s obligations under this Agreement and the other documents to be delivered by the Borrower hereunder, including reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.04(a).

(b) In the event of any payment of principal of, or any conversion of, any Eurodollar Advance other than on the last day of the Interest Period for such Advance, as a result of a payment or conversion pursuant to Section 2.09 or 2.12 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, or the assignment of a Eurodollar Advance other than on the last day of the Interest Period for such Advance as a result of a request by the Borrower pursuant to Section 8.07(g) or the failure to borrow any Eurodollar Advance on the date specified in any notice delivered pursuant hereto, the Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amount required to compensate such Lender for any additional loss, cost or expense which it may reasonably incur as a result of such event, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

(c) The Borrower agrees to indemnify and hold each Lender, each LC Issuer, each Agent and each of their respective Related Parties (each, an “Indemnified Person”) harmless from and against any claim, damage, loss, liability, cost or expense (including reasonable attorney’s fees and expenses, whether or not such Indemnified Person is named as a party to any proceeding or is otherwise subjected to judicial or legal process arising from any such proceeding) that any of them may pay or incur arising out of or relating to this Agreement or the transactions contemplated hereby, or the use by the Borrower or any Subsidiary of the proceeds of any Advance; provided that the Borrower shall not be liable for any portion of any such claim, damage, loss, liability, cost or expense resulting from such Indemnified Person’s gross negligence or willful misconduct as determined in a final non-appealable order of a court of competent jurisdiction. The Borrower’s obligations under this Section 8.04(c) shall survive the repayment of all amounts owing by the Borrower to the Lenders and the Administrative Agent under this Agreement and the termination of the Commitments and this Agreement. If and to the extent that the obligations of the Borrower under this Section 8.04(c) are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law. This Section 8.04(c) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, any of the Borrower’s equityholders or creditors, an Indemnified Person or any other person or entity, whether or not an Indemnified Person is otherwise a party thereto.

SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees to notify the Borrower promptly after any such set-off and application made by such Lender or Affiliate thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 8.05 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

SECTION 8.06. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agents and each Lender and their respective successors and assigns, provided that (except as permitted by Section 5.02(b)(iii)) the Borrower shall not have the right to assign rights hereunder or any interest herein without the prior written consent of all Lenders.

SECTION 8.07. Assignments and Participations.

(a) Each Lender may, with the prior written consent of the Borrower, each LC Issuer, the Swingline Lenders and the Administrative Agent (which consents shall not be unreasonably withheld or delayed), and if demanded by the Borrower pursuant to Section 8.07(g) or (h) shall to the extent required by such Section, assign to one or more banks or other entities (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, the Advances owing to it and its participation in Facility LCs); provided that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender’s rights and obligations under this

Agreement, (ii) the Commitment Amount of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than $10,000,000 (unless each of the Borrower and the Administrative Agent otherwise consent) or, if less, the entire amount of such Lender’s Commitment, and shall be an integral multiple of $1,000,000 or such Lender’s entire Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which shall be payable by one or more of the parties to the Assignment and Assumption, and not by the Borrower (except in the case of a demand under Section 8.07(g)), and shall not be payable if the assignee is a Federal Reserve Bank), (v) the consent of the Borrower shall not be required after the occurrence and during the continuance of any Event of Default under Section 6.01(a), Section 6.01(c)(i) (with respect to a breach of Section 5.02(c) only) or Section 6.01(e) and (vi) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto (although an assigning Lender shall continue to be entitled to indemnification pursuant to Section 8.04(c)). Notwithstanding anything contained in this Section 8.07(a) to the contrary, (A) the consent of the Borrower and the Administrative Agent shall not be required with respect to any assignment by any Lender to an Affiliate of such Lender or to another Lender or to an Approved Fund and (B) any Lender may at any time, without the consent of the Borrower, any LC Issuer, any Swingline Lender or the Administrative Agent, and without any requirement to have an Assignment and Assumption executed, assign all or any part of its rights under this Agreement to a Federal Reserve Bank or other central banking authority, provided that no such assignment shall release the transferor Lender from any of its obligations hereunder.

For the purposes of this Section 8.07(a), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof, (d) the Borrower or any of its Affiliates or (e) Lender, an Affiliate of a Lender or an Approved Fund that, in each case at the time of such assignment, is a Sanctioned Person; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Borrowings or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business.

(b) By executing and delivering an Assignment and Assumption, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment Amount of, and principal amount of the Advances owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d) Upon its receipt of an Assignment and Assumption executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit A (including any necessary consents of the Administrative Agent, the LC

Issuers, the Swingline Lenders and the Borrower), (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

(e) Any Lender may, without the consent of the Borrower, any LC Issuer, any Swingline Lender or the Administrative Agent, sell participations to one or more banks or other entities other than an Ineligible Institution (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 8.01 that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.14 and 8.04(b) (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.15 and 8.07(g) as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.11 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.05 as though it were a Lender, provided such Participant agrees to be subject to Section 2.15 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Advances or its other obligations hereunder) except to the extent that such disclosure is necessary to establish that such Commitment, Advance, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f) [Reserved].

(g) If any Lender (i) shall make demand for payment under Section 2.11(a), 2.11(b) or 2.14, (ii) shall deliver any notice to the Administrative Agent pursuant to Section 2.12 resulting in the suspension of certain obligations of the Lenders with respect to Eurodollar Advances, (iii) does not consent to an amendment or waiver that requires the consent of all Lenders and has been approved by the Majority Lenders or (iv) is a Defaulting Lender, then (A) in the case of clause (i), within 60 days after such demand (if, but only if, the payment demanded under Section 2.11(a), 2.11(b) or 2.14 has been made by the Borrower), (B) in the case of clause (ii), within 60 days after such notice (if such suspension is still in effect), (C) in the case of clause (iii), within 60 days after the date the Majority Lenders approve the applicable amendment or waiver, or (D) in the case of clause (iv), at any time so long as such Lender continues to be a Defaulting Lender, as the case may be, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, demand that such Lender assign in accordance with this Section 8.07 to one or more Eligible Assignees designated by the Borrower and reasonably acceptable to the Administrative Agent, the LC Issuers and the Swingline Lenders all (but not less than all) of such Lender’s rights and obligations hereunder within the next succeeding 30 days; provided that such Lender shall have received payment of an amount equal to the outstanding principal of its Advances and participations in LC Obligations and Swingline Obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts). If any such Eligible Assignee designated by the Borrower shall fail to consummate such assignment on terms acceptable to such Lender, or if the Borrower shall fail to designate any such Eligible Assignee for all of such Lender’s Commitment, Advances and participation in Facility LCs, then such Lender may (but shall not be required to) assign such Commitment and Advances to any other Eligible Assignee in accordance with this Section 8.07 during such period. No replacement of a Defaulting Lender pursuant to this Section 8.07(g) shall be deemed to be a waiver of any right that the Borrower, the Administrative Agent, any LC Issuer, any Swingline Lender or any other Lender may have against such Defaulting Lender. In the event that a Lender assigns any Eurodollar Advances pursuant to this Section 8.07(g), such assignment shall be deemed to be a prepayment by the Borrower of such Eurodollar Advances for purposes of Section 8.04(b).

(h) If any LC Issuer does not consent to (A) a request by the Borrower to extend the Existing Termination Date pursuant to Section 2.17 or (B) a request by the Borrower to increase the Aggregate Commitment Amount pursuant to Section 2.18, the Borrower may upon written notice to the Administrative Agent and such LC Issuer, (i) reduce the LC Sublimit by an amount equal to such LC Issuer’s LC Commitment and such LC Issuer shall cease to be an LC Issuer as of the date of such notice by the Borrower pursuant to this Section 8.07(h) (in which case the consent of such LC Issuer shall not be required under Section 2.17 or 2.18) or (ii) require such LC Issuer to assign and delegate its rights and obligations hereunder, as an LC Issuer and as a Lender in accordance with Section 8.07(g), and, in each case, the Borrower shall make arrangements satisfactory to such LC Issuer with respect to any Facility LCs previously issued by such LC Issuer.

(i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Bank”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Advance that such

Granting Bank would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Advance, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the Granting Bank shall be obligated to make such Advance pursuant to the terms hereof. The making of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Advance were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 8.07, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Advance to the Granting Bank or to any financial institution (consented to by the Borrower and Administrative Agent, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Advances and (ii) disclose on a confidential basis any non-public information relating to its Advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 8.07(h) may not be amended in any manner which adversely affects a Granting Bank or an SPC without the written consent of such Granting Bank or SPC.

(j) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 8.08. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

SECTION 8.09. Consent to Jurisdiction; Certain Waivers.

(a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS SITTING IN COOK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN

INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

(b) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SENTENCE SHALL LIMIT ANY OF THE BORROWER’S INDEMNITY AND REIMBURSEMENT OBLIGATIONS TO ANY INDEMNITEE TO THE EXTENT SUCH INDEMNITEE IS ENTITLED TO INDEMNIFICATION WITH RESPECT TO THIRD PARTY CLAIMS.

SECTION 8.10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.11. Execution in Counterparts; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 8.12. USA PATRIOT ACT NOTIFICATION. The following notification is provided to the Borrower pursuant to Section 326 of the USA Patriot Act of 2001 (the “Patriot Act”), 31 U.S.C. Section 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for the Borrower: When the Borrower opens an account, the

Administrative Agent and the Lenders will ask for the Borrower’s name, tax identification number and business address and other information that will allow the Administrative Agent and the Lenders to identify the Borrower. The Administrative Agent and the Lenders may also ask to see the Borrower’s legal organizational documents or other identifying documents.

SECTION 8.13. No Advisory or Fiduciary Responsibility. In connection with all aspects of the transactions contemplated hereby (including in connection with any amendment, waiver or other modification hereof), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the other Agents, the Arrangers, the LC Issuers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the other Agents, the Arrangers, the LC Issuers and the Lenders on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby; (ii) (A) the Administrative Agent, each other Agent, each Arranger, each LC Issuer and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) none of the Administrative Agent, any other Agent, any Arranger, any LC Issuer nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (iii) the Administrative Agent, the other Agents, the Arrangers, the LC Issuers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, any other Agent, any Arranger, any LC Issuer nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the other Agents, the Arrangers, the LC Issuers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 8.14. Termination of Existing Credit Facility. JPMorgan Chase Bank, N.A., as administrative agent under the Existing Credit Facility, the Borrower and each Lender that is a party to the Existing Credit Facility (together with other Lenders that are parties to the Existing Credit Facility constitute the “Majority Lenders” under and as defined in the Existing Credit Facility) agree that concurrently with the effectiveness hereof pursuant to Section 3.01, all commitments to extend credit under the Existing Credit Facility shall terminate and be of no further force or effect (without regard to any requirement in the Existing Credit Facility for prior notice of termination of such commitments).

SECTION 8.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any loan document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any loan document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other loan document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 8.16. Confidentiality. Each of the Administrative Agent, the LC Issuers and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any LC Issuer or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, any LC Issuer or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any

Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 8.17. Material Non-Public Information.

(a) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 8.16 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 8.18. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Advance or Borrowing, together with all fees, charges and other amounts which are treated as interest on such Advance or Borrowing under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by a Lender holding such Advance or Borrowing in accordance with applicable law, the rate of interest payable in respect of such Advance or Borrowing hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Advance or Borrowing but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Advances or Borrowings or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

SECTION 8.19. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8.20. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 8.21. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Advance and issuance of any Facility LC, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any LC Issuer or any Lender may have had notice or knowledge of any Event of Default or Unmatured Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Advance or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Facility LC is outstanding and so long as the Commitments have not expired or terminated.

[Signature Pages Follow]

SCHEDULE I

PRICING SCHEDULE

The “Applicable Margin,” the “Facility Fee Rate,” and the “LC Fee Rate” for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Pricing Level that exists on such day:

Pricing Level	Debt Rating S&P/Moody’s/Fitch	Applicable Margin for Eurodollar Advances and LC Fee Rate	Applicable Margin for Base Rate Advances	Facility Fee Rate
I	> A/A2/A	0.900%	0.000%	0.100%
II	A-/A3/A-	1.000%	0.000%	0.125%
III	BBB+/Baa1/BBB+	1.075%	0.075%	0.175%
IV	BBB/Baa2/BBB	1.275%	0.275%	0.225%
V	BBB-/Baa3/BBB-	1.475%	0.475%	0.275%
VI	< BB+/Ba1/BB+	1.650%	0.650%	0.350%

“Debt Rating” means, as of any date of determination, the Fitch Rating, the Moody’s Rating or the S&P Rating.

For purposes of the foregoing, (x) at any time that Debt Ratings are available from each of S&P, Moody’s and Fitch and there is a split among such Debt Ratings, then (i) if any two of such Debt Ratings are in the same level, such level shall apply or (ii) if each of such Debt Ratings is in a different level, the level that is the middle level shall apply and (y) at any time that Debt Ratings are available only from any two of S&P, Moody’s and Fitch and there is a split in such Debt Ratings, then the higher* of such Debt Ratings shall apply, unless there is a split in Debt Ratings of more than one level, in which case the level that is one level higher than the lower Debt Rating shall apply. The Debt Ratings shall be determined from the most recent public announcement of any changes in the Debt Ratings. If the rating system of S&P, Moody’s or Fitch shall change, the Borrower and the Administrative Agent shall negotiate in good faith to amend the definition of “Debt Rating” to reflect such changed rating system and, pending the effectiveness of such amendment (which shall require the approval of the Majority Lenders), the Debt Rating shall be determined by reference to the rating most recently in effect prior to such change. If the Borrower has no Fitch Rating, no Moody’s Rating and no S&P Rating, Pricing Level VI shall apply.

*	It being understood and agreed, by way of example, that a Debt Rating of A- is one level higher than a Debt Rating of BBB+.

I-1

SCHEDULE II

COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$50,555,555.56
Barclays Bank PLC	$50,555,555.56
BNP Paribas	$50,555,555.56
Citibank, N.A.	$50,555,555.56
Goldman Sachs Bank USA	$50,555,555.57
JPMorgan Chase Bank, N.A.	$50,555,555.57
Mizuho Bank, Ltd.	$50,555,555.57
U.S. Bank National Association	$50,555,555.57
The Bank of Nova Scotia	$50,555,555.57
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$50,555,555.57
Wells Fargo Bank, N.A.	$50,555,555.57
Canadian Imperial Bank of Commerce, New York Branch	$39,444,444.43
Credit Agricole Corporate and Investment Bank	$39,444,444.43
Credit Suisse AG, Cayman Islands Branch	$39,444,444.43
Morgan Stanley Bank, N.A.	$39,444,444.43
PNC Bank, National Association	$39,444,444.43
Royal Bank of Canada	$39,444,444.43
Sumitomo Mitsui Banking Corporation	$39,444,444.43
TD Bank, N.A.	$39,444,444.43
Santander Bank, N.A.	$20,000,000.00
Bank of China, Chicago Branch	$20,000,000.00
Manufacturers and Traders Trust Company	$20,000,000.00
The Bank of New York Mellon	$20,000,000.00
The Northern Trust Company	$20,000,000.00
KeyBank National Association	$20,000,000.00
The Huntington National Bank	$8,333,333.33

TOTAL	$1,000,000,000.00

II-1

SCHEDULE III

LC COMMITMENTS

LC Issuer	LC Commitment
JPMorgan Chase Bank, N.A.	$10,000,000.00
Bank of America, N.A.	$10,000,000.00
Barclays Bank PLC	$10,000,000.00
BNP Paribas	$10,000,000.00
Citibank, N.A.	$10,000,000.00
The Bank of Nova Scotia	$10,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$10,000,000.00
Wells Fargo Bank, N.A.	$10,000,000.00
U.S. Bank National Association	$10,000,000.00
Mizuho Bank, Ltd.	$10,000,000.00
Goldman Sachs Bank USA	$10,000,000.00

TOTAL	$110,000,000.00

III-1

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	COMMONWEALTH EDISON COMPANY

4.	Administrative Agent:	JPMORGAN CHASE BANK, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The $1,000,000,000 Credit Agreement dated as of March 28, 2012, as amended among Commonwealth Edison Company, the Lenders parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents parties thereto]

[1]	Select as applicable.

6.	Assigned Interest:

Facility Assigned	Aggregate Commitment Amounts/Loans for all Lenders	Commitment Amount/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
Revolving Loan	$	$		%
	$	$		%
	$	$		%

Effective Date:                  , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its related parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[Consented to and][3] Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Title:

[Consented to:][4]

[NAME OF RELEVANT PARTY]

By:
Title:

[3]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[4]	To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

[                    ]5

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other document executed or delivered in connection therewith (collectively, the “Loan Documents”), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01(b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

[5]	Describe Credit Agreement at option of Administrative Agent.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of Illinois.

EXHIBIT B

FORM OF NOTICE OF BORROWING

[Date]

JPMorgan Chase Bank, N.A.,

as Administrative Agent,

and the Lenders that are parties to

the Credit Agreement referred to below

1111 Fannin St., 10th Floor

Houston, TX 77002

Attention: Utilities Department

North American Finance Group

Ladies and Gentlemen:

The undersigned, Commonwealth Edison Company (the “Borrower”), refers to the Credit Agreement, dated as of March 28, 2012, as amended, among the Borrower, various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”), and hereby gives you notice, irrevocably, pursuant to Section 2.02(a)(i) of the Credit Agreement that the undersigned requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02(a)(i) of the Credit Agreement:

(i) The Business Day of the Proposed Borrowing is             , 20    .

(ii) The Type of Advances to be made in connection with the Proposed Borrowing is [Base Rate Advances] [Eurodollar Advances].

(iii) The aggregate amount of the Proposed Borrowing is $             .

(iv) The Interest Period for each Eurodollar Advance made as part of the Proposed Borrowing is [     month[s]].

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A) the representations and warranties of the undersigned contained in Section 4.01 of the Credit Agreement (excluding the representations and warranties set forth in Section 4.01(e)(ii) and the first sentence of Section 4.01(f) of the Credit Agreement) are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

B-1

(B) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, that constitutes an Event of Default or Unmatured Event of Default.

Very truly yours,

COMMONWEALTH EDISON COMPANY

By:
Name:
Title:

B-2

EXHIBIT C

FORM OF INCREASE REQUEST

            , 20

JPMorgan Chase Bank, N.A., as Administrative Agent

under the Credit Agreement referred to below

Ladies/Gentlemen:

Please refer to the Credit Agreement dated as of March 28, 2012, as amended, among Commonwealth Edison Company, as borrower (the “Borrower”), various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified, extended or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

In accordance with Section 2.18 of the Credit Agreement, the Borrower hereby requests an increase in the Aggregate Commitment Amount from $         to $        . Such increase shall be made by [increasing the Commitment Amount of          from $         to $        ] [adding          as a Lender under the Credit Agreement with a Commitment Amount of $        ] as set forth in the letter attached hereto. Such increase shall be effective three Business Days after the date that the Administrative Agent accepts the letter attached hereto or such other date as is agreed among the Borrower, the Administrative Agent and the [increasing] [new] Lender.

The Borrower certifies that (A) the representations and warranties contained in Section 4.01 of the Credit Agreement will be correct on the date of the increase requested hereby, before and after giving effect to such increase, as though made on and as of such date; and (B) no Event of Default or Unmatured Event of Default exists on and as of such date.

Very truly yours,

COMMONWEALTH EDISON COMPANY

By:
Name:
Its:

ANNEX I TO EXHIBIT C

            , 20

JPMorgan Chase Bank, N.A., as Administrative Agent

under the Credit Agreement referred to below

Ladies/Gentlemen:

Please refer to the letter dated             , 20     from Commonwealth Edison Company (the “Borrower”) requesting an increase in the Aggregate Commitment Amount from $             to $             pursuant to Section 2.18 of the Credit Agreement dated as of March 28, 2012, as amended, among the Borrower, various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified, extended or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

The undersigned hereby confirms that it has agreed to increase its Commitment Amount under the Credit Agreement from $             to $             effective on the date which is three Business Days after the acceptance hereof by the Administrative Agent or on such other date as may be agreed among the Borrower, the Administrative Agent and the undersigned.

Very truly yours,

[NAME OF INCREASING LENDER]

By:
Title:

Accepted as of , 20

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

ANNEX II TO EXHIBIT C

            , 20

JPMorgan Chase Bank, N.A., as Administrative Agent

under the Credit Agreement referred to below

Ladies/Gentlemen:

Please refer to the letter dated         , 20     from Commonwealth Edison Company (the “Borrower”) requesting an increase in the Aggregate Commitment Amount from $         to $         pursuant to Section 2.18 of the Credit Agreement dated as of March 28, 2012, as amended, among the Borrower, various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified, extended or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

The undersigned hereby confirms that it has agreed to become a Lender under the Credit Agreement with a Commitment Amount of $         effective on the date which is three Business Days after the acceptance hereof, and consent hereto, by the Administrative Agent or on such other date as may be agreed among the Borrower, the Administrative Agent and the undersigned.

The undersigned (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered by the Borrower pursuant to the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Lender under the Credit Agreement; and (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this letter and to become a Lender under the Credit Agreement; and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this letter and the performance of its obligations as a Lender under the Credit Agreement.

The undersigned agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent may reasonably request in connection with the transactions contemplated by this letter.

The following administrative details apply to the undersigned:

(A)	Notice Address:

Legal name:
Address:

Attention:
Telephone: ( )
Facsimile: ( )

(B)	Payment Instructions:

Account No.:
At:

Reference:

Attention:

The undersigned acknowledges and agrees that, on the date on which the undersigned becomes a Lender under the Credit Agreement as set forth in the second paragraph hereof, the undersigned will be bound by the terms of the Credit Agreement as fully and to the same extent as if the undersigned were an original Lender under the Credit Agreement.

Very truly yours,

[NAME OF NEW LENDER]

By:
Title:

Accepted as of , 20

JPMorgan Chase Bank, N.A., as Administrative Agent

By:
Name:
Title:

[Consented to:][6]

[NAME OF RELEVANT PARTY]

By:
Title:

[6]	To be added only if the consent of other parties (e.g. Swingline Lenders and LC Issuer) is required by the terms of the Credit Agreement.

EXHIBIT D

FORM OF ANNUAL AND QUARTERLY COMPLIANCE CERTIFICATE

            , 20

Pursuant to the Credit Agreement, dated as of March 28, 2012, as amended, among Commonwealth Edison Company (the “Borrower”), various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”), the undersigned, being              of the Borrower, hereby certifies on behalf of the Borrower as follows:

1. [Delivered] [Posted concurrently]* herewith are the financial statements prepared pursuant to Section 5.01(b)[(ii)/(iii)] of the Credit Agreement for the fiscal          ended             , 20    . All such financial statements comply with the applicable requirements of the Credit Agreement.

*	Applicable language to be used based on method of delivery.

2. Schedule I hereto sets forth in reasonable detail the information and calculations necessary to establish the Borrower’s compliance with the provisions of Section 5.02(c) of the Credit Agreement as of the end of the fiscal period referred to in paragraph 1 above.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its obligations under the Credit Agreement.

4. Based on the review described in paragraph 3 above, to the best of the knowledge of the undersigned during such fiscal period (Check one and only one:)

☐ No Event of Default or Unmatured Event of Default has occurred and is continuing.

☐ An Event of Default or Unmatured Event of Default has occurred and is continuing, and the document(s) attached hereto as Schedule II specify in detail the nature and period of existence of such Event of Default or Unmatured Event of Default as well as any and all actions with respect thereto taken or contemplated to be taken by the Borrower.

5. Capitalized terms used in this certificate and not otherwise defined shall have the meanings given in the Credit Agreement.

D-1

COMMONWEALTH EDISON COMPANY

By
Name:
Title:

Date:

D-2

EXHIBIT E

FORMS OF U.S. TAX COMPLIANCE CERTIFICATE

[See Attached Forms]

EXHIBIT E-1

[FORM OF U.S. TAX COMPLIANCE CERTIFICATE]

(FOR FOREIGN LENDERS THAT ARE NOT PARTNERSHIPS

FOR U.S. FEDERAL INCOME TAX PURPOSES)

Reference is hereby made to the Credit Agreement dated as of March 28, 2012, as amended, among Commonwealth Edison Company (the “Borrower”), various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Agreement”).

Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Advances and interests in Facility LCs in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on United States Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date:             , 20[    ]

EXHIBIT E-2

[FORM OF U.S. TAX COMPLIANCE CERTIFICATE]

(For Foreign Lenders That Are Partnerships

For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of March 28, 2012, as amended, among Commonwealth Edison Company (the “Borrower”), various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Agreement”).

Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Advances and interests in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such interests in Facility LCs, (iii) with respect to the extension of credit pursuant to the Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with United States Internal Revenue Service Form W-8IMY accompanied by a United States Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT E-3

[FORM OF U.S. TAX COMPLIANCE CERTIFICATE]

(For Non-U.S. Participants That Are Not Partnerships

For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of March 28, 2012, as amended, among Commonwealth Edison Company (the “Borrower”), various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Agreement”).

Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on United States Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT E-4

[FORM OF U.S. TAX COMPLIANCE CERTIFICATE]

(For Non-U.S. Participants That Are Partnerships

For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of March 28, 2012, as amended, among Commonwealth Edison Company (the “Borrower”), various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”).

Pursuant to the provisions of Section 2.14 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with United States Internal Revenue Service Form W-8IMY accompanied by a United States Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

ANNEX A TO CREDIT AGREEMENT

BOND LC SUPPLEMENT TO CREDIT AGREEMENT

ARTICLE I AMOUNT AND TERMS OF THE BOND LCs

Subject to the terms and conditions of the Credit Agreement (including this Supplement), the provisions of the Credit Agreement regarding the issuance of Facility LCs that are Bond LCs shall be supplemented by this Supplement. To the extent not inconsistent herewith, all of the provisions of the Credit Agreement relating to the issuance, modification and reimbursement of Facility LCs shall remain in full force and effect. Capitalized terms used in this Supplement shall have the meanings ascribed thereto in Article VII hereof.

SECTION 1.1 Bond LCs.

SECTION 1.1.1 Bond LCs shall not be issued in respect of any obligation other than the Bonds.

SECTION 1.1.2 Subject to Section 1.1.1, the Borrower shall give the applicable LC Issuer notice prior to 11:00 A.M., New York City time, at least 10 Business Days (or such lesser time as the applicable LC Issuer may agree) prior to the proposed Date of Issuance or Modification of each Bond LC, specifying the name of the Trustee as beneficiary, the series of Bonds to be supported by such Bond LC, the proposed date of issuance (or Modification) and the expiry date of such Bond LC and describing the proposed terms of such Bond LC. Such notice shall also be accompanied by drafts of the proposed Official Statement and the other Operative Documents relating to the series of Bonds to be supported by such Bond LC.

SECTION 1.1.3 Upon the satisfaction of the conditions precedent set forth in Section 2.1, on the applicable Date of Issuance, the applicable LC Issuer hereunder will issue to the Trustee one or more Bond LCs (substantially in the form of Exhibit A hereto) to support the related series of Bonds. The initial face amount may be from time to time reduced and/or reinstated in accordance with the terms of the applicable Bond LC. The Lenders will use only their own funds in honoring a drawing on the Bond LCs. The Borrower irrevocably and unconditionally instructs the applicable LC Issuer to reduce or reinstate a Bond LC in accordance with its terms or in the event the Trustee elects to reduce the stated amount of any Bond LC in connection with a redemption of Bonds or otherwise.

SECTION 1.1.4 Bond LC Fees. The Borrower hereby agrees to pay the fees specified in the applicable Bond LC Fee Letter, to the applicable LC Issuer, at the times and in the amounts set forth therein.

SECTION 1.1.5 Reserved.

ANNEX A-1

SECTION 1.1.6 Tender Advances.

(a) If any LC Issuer shall make any payments under a Bond LC pursuant to a Tender Draft to pay the purchase price of Bonds being purchased upon a tender thereof, and the conditions set forth in Section 2.2 shall have been fulfilled, such payments shall automatically be deemed to constitute and shall be an advance made by such LC Issuer to the Borrower on the date and in the amount of such payment, each such advance being a “Tender Advance” and collectively the “Tender Advances”; provided, that if such conditions are not satisfied the payments made by such LC Issuer shall immediately become due and payable.

(b) Subject to Sections 1.1.9 and 5.2, the principal amount of each Tender Advance, together with all accrued and unpaid interest thereon, shall be due and payable on the earlier of (i) the date that is thirty (30) days after the making of such Tender Advance (or if such date is not a Business Day, the next succeeding Business Day) and (ii) the applicable Bond LC Expiration Date.

(c) Upon each Tender Draft there shall be delivered to the Trustee, as agent for the Administrative Agent, registered in the name of the Borrower but with the Administrative Agent registered as pledgee, in duly transferable form, the Bonds purchased with the proceeds of such Tender Draft, i.e. the Pledged Bonds (or in the alternative, as provided in the Pledge Agreement for certificated Bonds held by The Depository Trust Company or its nominee or a similar securities depository, the Trustee shall cause its records in its capacity as a “DTC participant” or similar capacity with respect to another depository, to reflect beneficial ownership of the Pledged Bonds by the Borrower subject to the lien and security interest of the Administrative Agent). As security for the payment of each Tender Advance under this Agreement, the Borrower is pledging to the Administrative Agent pursuant to the Pledge Agreement, and granting to the Administrative Agent, for the benefit of the Administrative Agent, the LC Issuers and the Lenders, a security interest in, all of its right, title and interest in and to all Pledged Bonds arising in connection with a Tender Draft.

(d) Upon payment to the Administrative Agent or the applicable LC Issuer of any Tender Advance (together with all accrued interest thereon), other than payment from the proceeds of a remarketing of the Bonds with respect to which such Tender Advance was made pursuant to the applicable Indenture, and provided that the Administrative Agent shall not have notified the Trustee and the Remarketing Agent that an Event of Default has occurred and is continuing, the Administrative Agent (or the Trustee (as custodian for the Administrative Agent) at the direction of the Administrative Agent) shall release from the pledge and security interest created hereby the Pledged Bonds purchased with the proceeds of such Tender Advance. The Administrative Agent shall have no obligation to release any such Pledged Bonds pursuant to this subsection (d) unless the entire Tender Advance incurred to buy such Pledged Bonds, together with accrued interest thereon, has been paid, and the related Bond LC shall have been returned to the applicable LC Issuer for cancellation. Such Pledged Bonds shall be delivered to the Borrower or its designee on payment as aforesaid.

ANNEX A-2

(e) In the event Pledged Bonds are remarketed pursuant to the applicable Indenture, and provided that the Administrative Agent shall not have notified the Trustee and Remarketing Agent in writing that an Event of Default has occurred and is continuing, the Administrative Agent (or the Trustee (as custodian for the Administrative Agent) at the direction of the Administrative Agent) shall also release from the pledge and security interest evidenced by the Pledge Agreement a principal amount of Pledged Bonds equal to the principal amount of Bonds so remarketed. The Pledged Bonds shall be released (i) upon notice from the Remarketing Agent to the Administrative Agent one Business Day prior to such release (or such shorter period of time as may be agreed to by the parties) specifying the principal amount of Bonds purchased by and to be delivered to such purchaser, and (ii) upon receipt by the Trustee or Remarketing Agent, as applicable, for the account of the Administrative Agent or LC Issuer, as applicable, as provided for in the related Indenture, of remarketing proceeds with respect to such remarketed Pledged Bonds in an amount not less than the principal amount of the Pledged Bonds, plus accrued interest thereon to the date of remarketing.

(f) Any interest or any principal received by the Administrative Agent or the applicable LC Issuer in respect of Pledged Bonds shall be credited against the Bond LC Reimbursement Obligations and applied first to interest due; except that during the continuance of an Event of Default, the Administrative Agent may apply such interest or principal to any Bond LC Reimbursement Obligations as it may in its discretion elect.

SECTION 1.1.7 Notice to Trustee.

At any time that Bonds are held under the Pledge Agreement, the Administrative Agent, at the request of the Trustee, shall notify such Trustee of the rate of interest applicable to, and interest payment dates for, outstanding Tender Advances relating to such Pledged Bonds.

SECTION 1.1.8 Reserved.

SECTION 1.1.9 Reinstatement of Bond LC Amounts.

Prior to or simultaneously with the remarketing or redemption of Bonds acquired by any Trustee with the proceeds of one or more draws under the Bond LCs related to such Bonds by one or more Tender Drafts, or if any Pledged Bonds shall be determined to be invalid, the Borrower shall prepay or cause the Trustee on behalf of the Borrower to prepay the then outstanding Tender Advances resulting from such draw or draws (in the order in which they were made) and accrued interest thereon, if any, by paying (or causing to be paid) to the Administrative Agent (if such prepayment is being made by the Borrower), for the account of the Lenders in proportion to their respective Pro Rata Shares, or to the applicable LC Issuer (if such prepayment is being made by any Trustee), for the account of the Lenders in proportion to their respective Pro Rata Shares, an amount equal to the sum of (i) the aggregate principal amount of the Bonds being resold or to be resold or being redeemed or that have been determined to be invalid, plus (ii)

ANNEX A-3

accrued interest thereon, for application to the prepayment of such Tender Advances. With respect to payments of Tender Advances made by any Trustee to any LC Issuer, such payments, when such LC Issuer shall also have received certificates completed and signed by the Trustee in substantially the form provided in the applicable Bond LC, shall be applied by the Administrative Agent in reimbursement of such drawings (and as prepayment of Tender Advances resulting from such drawings in the manner described above). Each of the Borrower and the Lenders irrevocably authorizes the LC Issuers to rely on such certificate and to reinstate the applicable Bond LCs in accordance therewith, and otherwise to reinstate the applicable Bond LCs at the times and in the manner specified therein.

ARTICLE II CONDITIONS OF BOND LC ISSUANCE AND TENDER ADVANCES

SECTION 2.1.1 Conditions to Issuance of Bond LCs. The obligations of any LC Issuer to issue any Bond LC in respect of any series of Bonds shall be subject to the conditions precedent that on or before the Date of Issuance for such Bond LC, the Administrative Agent shall have received all of the following each dated a date reasonably satisfactory to the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent:

(a) a certificate signed by either the chief financial officer, principal accounting officer or treasurer of the Borrower stating that (i) the representations and warranties contained in Section 4.01 of the Credit Agreement (to the extent applicable and excluding those set forth in Section 4.01(e)(ii) of the Credit Agreement and the first sentence of Section 4.01(f) of the Credit Agreement) and Section 3.1 are correct on and as of the Date of Issuance as though made on and as of such date, (ii) no event has occurred and is continuing, or would result from the issuance of such Bond LC, that constitutes an Unmatured Event of Default or an Event of Default and (iii) the representations and warranties of the Borrower contained in the Operative Documents relating to such series of Bonds to which it is a party are correct in all material respects on and as of the Date of Issuance as though made on and as of such date;

(b) executed copies (or duplicates thereof) of each of the Operative Documents relating to such series of Bonds and the final copy of the Official Statement, together with any supplements thereto, for such series of Bonds together with a copy of each opinion, certificate and other document or instrument (in the case of each opinion, addressed to the Administrative Agent either directly or through a reliance letter), including rating letters indicating that the ratings of such series of Bonds have been rated at least the ratings of the applicable LC Issuer, required to be delivered pursuant to the applicable Indenture in connection with the issuance of such series of Bonds;

(c) evidence that the First Mortgage Bond relating to such series of Bonds has been authenticated and issued to the Trustee for such series of Bonds shall be in the aggregate principal amount not less than the principal amount of such series of Bonds being issued;

ANNEX A-4

(d) a certificate of a duly authorized officer of the Borrower certifying that attached thereto is (i) a true, correct and complete copy of the Mortgage, dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture, dated August 1, 1944, from the Borrower to the Mortgage Trustees, omitting copies of supplemental indentures that provide for the issuance of Debt, (ii) a listing of the supplemental indentures currently in effect and confirming that such supplemental indentures are the only supplemental indentures or other instruments in effect that have amended or supplemented the original Mortgage and (iii) a complete and correct copy of the Supplemental Indenture related to the series of Bonds being issued;

(e) evidence that all conditions precedent to the issuance of such series of Bonds shall have occurred;

(f) the Borrower shall have executed and delivered a Bond LC Fee Letter in favor of the applicable LC Issuer (if requested by the applicable LC Issuer) and paid any fees and disbursements payable to the Administrative Agent and the Lenders pursuant to this Supplement or the Credit Agreement on or prior to the Date of Issuance;

(g) such other approvals, opinions or documents in connection with such series of Bonds as any Lender may reasonably request in connection with this Agreement or any Operative Document;

(h) a certificate of the Trustee for such series of Bonds as to the principal amount of such series of Bonds outstanding in respect of which it is acting as Trustee; and

(i) a certificate of an authorized officer of the Trustee for such series of Bonds certifying the names, true signatures and incumbency of the officers of such Trustee authorized to make drawings under the Bond LC issued in favor of such Trustee and as to such other matters as the Administrative Agent may reasonably request.

The Borrower shall be deemed to have represented and warranted, on each applicable Date of Issuance, that the certifications contained in Section 2.1(a) are accurate.

SECTION 2.2 Conditions Precedent to Each Tender Advance or Modification. The obligation of each Lender or LC Issuer to make any Tender Advance and of each LC Issuer to issue or modify any Bond LC shall be subject to the conditions precedent that on the date of such Credit Extension, the following statements shall be true (and (x) on the date of each payment by any LC Issuer under a Bond LC pursuant to a Tender Draft, and on the date of making any Tender Advance and (y) the request by the Borrower for the issuance or Modification of a Bond LC shall constitute a representation and warranty by the Borrower that on the date of the making of such Tender Advances or the issuance or Modification of such Bond LC (as applicable) such statements are true):

(a) The representations and warranties of the Borrower contained in Section 3.1 are correct on and as of the date of such Credit Extension, before and after giving effect to such Credit Extension and, in the case of the making of Tender Advances, the application of the proceeds therefrom, as though made on and as of such date;

ANNEX A-5

(b) The representations and warranties of the Borrower contained in the Operative Documents for the related series of Bonds are correct on and as of the date of such Tender Advance or Modification (as the case may be), before and after giving effect to such Tender Advance or Modification (as the case may be) and as it relates to such Tender Advance, to the application of the proceeds therefrom, as though made on and as of such date, except for changes that would not materially adversely affect the ability of the Borrower to meet its obligations hereunder and under the Pledge Agreement; and

(c) The conditions set forth in Section 3.02 of the Credit Agreement are satisfied.

ARTICLE III BOND LC REPRESENTATIONS AND WARRANTIES

SECTION 3.1 In addition to the representations and warranties contained in Section 4.01 of the Credit Agreement, the Borrower represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of the Operative Documents to which it is party with respect to a series of Bonds covered by a Bond LC are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Operative Documents to which it is party with respect to a series of Bonds covered by a Bond LC except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.

(c) Each of the Operative Documents to which the Borrower is a party with respect to a series of Bonds covered by a Bond LC is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(d) No proceeds from the issuance of any Bonds covered by a Bond LC or from any Tender Advance have been or will be used directly or indirectly in connection with the acquisition of in excess of 5% of any class of equity securities that is registered pursuant to Section 12 of the Exchange Act.

(e) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U

ANNEX A-6

issued by the Board of Governors of the Federal Reserve System), and no proceeds from the issuance of the Bonds covered by a Bond LC or any Tender Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Not more than 25% of the value of the assets of the Borrower and its Subsidiaries is represented by margin stock.

(f) Upon the acquisition and delivery of all or a portion of a series of Bonds pursuant to the Pledge Agreement and the related Control Agreement, the liens granted by the Pledge Agreement and such Control Agreement will be duly created and perfected with the priority contemplated by the Pledge Agreement and the Control Agreement.

(g) The information contained in each Official Statement relating to a series of Bonds covered by a Bond LC and all written information provided to the Lenders in connection with this Supplement as of their respective dates is correct in all material respects and does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made in such Official Statement, in light of the circumstances under which they were made, not misleading. The Borrower makes no representation as to information in the Official Statement relating to any Lender and provided by a Lender for inclusion in the Official Statement or summarizing the contents of documents.

(h) Upon the issuance thereof, each of the Bonds covered by a Bond LC will have been duly authorized, authenticated and issued and delivered, and will be the legal, valid and binding obligations of the applicable Issuer, and will not be in default.

(i) The performance of this Supplement and the transactions contemplated herein will not affect the status as exempt from Federal income tax, of interest on the Bonds held by any person (other than a person who is a substantial user of the project financed with those Bonds or any person considered to be related to such person (within the meaning of Section 103(b)(13) of the Internal Revenue Code of 1954, as amended, or Section 147(a) of the Code)).

(j) The Mortgage is, and when issued and delivered in connection with the issuance of a series of Bonds covered by a Bond LC, each First Mortgage Bond will be, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or limiting creditors’ rights generally. The issuance of the First Mortgage Bond to the Trustee is not required to be registered under the Securities Act of 1933, as amended. The execution, delivery and performance by the Borrower of the Mortgage are, and when issued and delivered in connection with the issuance of a series of Bonds covered by a Bond LC, each First Mortgage Bond will be, within its corporate powers, have been duly authorized by all necessary corporate action and do not violate any provision of law or any agreement, indenture, note or other instrument binding upon or affecting it or its restated articles of incorporation or by-laws or give cause for acceleration of any of its Debt, except to the extent such violation or acceleration would not, in the aggregate, have a material adverse effect on the value of any First Mortgage Bond or the Mortgaged Property or the enforceability of any First Mortgage Bond or the Mortgage.

ANNEX A-7

(k) All authorizations, approvals and other actions by, and notices to and filings with, all governmental authorities and regulatory bodies required for the due execution, delivery and performance of the Mortgage have been, and when issued and delivered in connection with the issuance of a series of Bonds covered by a Bond LC, each First Mortgage Bond will be, obtained or made and are in full force and effect.

(l) The Mortgage creates in favor of the Mortgage Trustees for the ratable benefit of the holders of each outstanding series of mortgage bonds issued under the Mortgage, including, when issued, the Trustee as holder of the First Mortgage Bond for the related series of Bonds, a legally valid and enforceable first priority security interest in the Mortgaged Property existing as of the date of issuance of such series of Bonds and constitutes a perfected security interest in all such Mortgaged Property, subject to (A) “permitted liens,” as defined in the Mortgage, (B) the terms of the franchises, licenses, easements, leases, permits, contracts and other instruments under which the Mortgaged Property is held or operated, and (C) such other liens, prior rights and encumbrances none of which other liens, prior rights and encumbrances, with minor or insubstantial exceptions, affects from a legal standpoint the security for any First Mortgage Bond or the Borrower’s right to use such properties in its business. The Mortgage conforms to the requirements of the Trust Indenture Act of 1939, as amended.

(m) The Borrower has good title to the Mortgaged Property, subject only to the exceptions set forth in the Mortgage and in paragraph (l) above, none of which materially impairs the use of the property affected thereby for the use intended in the operation of the business of the Borrower and except for defects in title or interest that would not, in the aggregate, have a material adverse effect on the value of the Mortgaged Property.

(n) Upon issuance thereof in connection with a series of Bonds covered by a Bond LC, the First Mortgage Bond will be a bond issued pursuant to, and entitled to the benefit of, the Mortgage and will be authenticated and delivered in accordance with the Mortgage.

(o) Upon issuance and delivery of the First Mortgage Bond to the Trustee in connection with the issuance of the related series of Bonds covered by a Bond LC and unless the related First Mortgage Bond has been released by the Trustee or the related First Mortgage Bond has been paid in full (A) such First Mortgage Bond will be outstanding (to the extent the related Bonds have not been redeemed), (B) the Trustee will be the holder of such First Mortgage Bond for all purposes under the Mortgage (unless such Trustee transfers such First Mortgage Bond) and (C) such First Mortgage Bond will rank pari passu with all other bonds and instruments issued pursuant to the Mortgage.

(p) The representations and warranties made by the Borrower in the Mortgage are true and correct in all material respects after giving effect to issuance of any Bond LC.

ANNEX A-8

ARTICLE IV BOND LC COVENANTS OF THE BORROWER

SECTION 4.1 Affirmative Covenants. In addition to the covenants contained in Section 5.01(a) of the Credit Agreement, the Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, any Bond LC remains outstanding or the Commitments have not been irrevocably terminated, the Borrower will, unless the Majority Lenders shall otherwise consent in writing:

(a) Trustee; Official Statement; Remarketing; Substitute Bond LC; Remarketing Agent; Redemption of Bonds; Registration of Bonds.

(i) use the proceeds of the issuance of the Bonds for the purposes set forth in the related Indenture, but in no event for any purpose that would be contrary to Sections 3.1(d) or (e);

(ii) maintain in place a Trustee in accordance with the provisions of each Indenture. Without the prior written approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower will not appoint or permit or suffer to be appointed any successor Trustee; provided, however, that the foregoing shall not apply to an entity that succeeds to all or substantially all of the Trustee’s corporate trust business as a result of a merger, sale of assets or other corporate reorganization;

(iii) not include, or permit to be included, any material or reference relating to any Lender in any Official Statement or any tombstone advertisement, unless such material or reference is approved in writing by such Lender prior to its inclusion therein; and will not distribute, or permit to be distributed or used, any Official Statement unless copies of such Official Statement are furnished to such Lender;

(iv) not suffer or permit the Remarketing Agent to remarket any Bonds covered by a Bond LC at a price less than the principal amount thereof plus accrued interest, if any, thereon to the respective dates of remarketing. Upon written notice from the Administrative Agent that any Remarketing Agent is failing to reprice or remarket the applicable Bonds in the manner contemplated by the Remarketing Agreement (including in the event at any time no person is serving as Remarketing Agent for any Bonds), the Borrower will take all appropriate action available to the Borrower to remedy such failure;

(v) not substitute another letter of credit for any Bond LC unless prior to or simultaneously with such substitution, there shall be repaid to the Lenders in full in cash all amounts owing hereunder with respect to such Bond LC and such Bond LC shall be cancelled;

(vi) maintain in place a Remarketing Agent in respect of each series of Bonds covered by a Bond LC in accordance with the provisions of the applicable Indenture. Without the prior written approval of the Majority Lenders (which approval shall not be unreasonably withheld), the Borrower will not appoint or permit or suffer to be appointed any successor Remarketing Agent;

ANNEX A-9

(vii) use its reasonable best efforts to cause the Trustee, upon redemption or defeasance of all of a series of Bonds covered by a Bond LC pursuant to any Indenture, to surrender the Bond LC issued in respect of such Bonds to the applicable LC Issuer for cancellation; and

(viii) cause all Bonds covered by a Bond LC which it acquires, or which it has had acquired for its account, to be registered forthwith in accordance with the applicable Indenture in the name of the Borrower or its nominee (the name of any such nominee to be disclosed to the Trustee and the Administrative Agent).

(b) Reporting Requirements. Furnish to the Lenders:

(i) a copy of any notice, certification, demand or other writing or communication given by the Issuer to the Borrower or by the Borrower to the Issuer under or in connection with a series of Bonds covered by a Bond LC or any of the Operative Documents with respect to such series of Bonds, in each case promptly after the receipt or giving of the same; and

(ii) promptly upon becoming aware thereof, notice of the failure by any Remarketing Agent or Trustee to perform any of its material obligations under the Remarketing Agreement or the Indenture relating to a series of Bonds covered by a Bond LC and copies of any notification delivered to or received by it with respect to a downgrade, withdrawal or suspension of the rating assigned by either Fitch, Moody’s or S&P to a series of Bonds covered by a Bond LC.

SECTION 4.2 Negative Covenants. In addition to the covenants contained in Section 5.02 of the Credit Agreement, the Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, any Bond LC remains outstanding or the Commitments have not been irrevocably terminated, the Borrower will not, without the written consent of the Majority Lenders:

(a) Amendment of Agreements. Amend, modify, waive or terminate, or agree to amend, modify, waive or terminate, any Operative Document relating to a series of Bonds covered by a Bond LC or any term or condition thereunder that would in any way adversely affect the Lenders.

(b) Optional Redemption; Purchase. Permit the Issuer to (i) optionally redeem any Bonds of a series covered by a Bond LC (other than Pledged Bonds related to such series) issued under the applicable Indenture prior to redeeming Pledged Bonds for such series in full or (ii) purchase any Bonds of a series covered by a Bond LC in lieu of redemption.

ANNEX A-10

ARTICLE V BOND LC EVENTS OF DEFAULT

SECTION 5.1 In addition to the “Events of Default” under the Credit Agreement, the occurrence and continuance of any of the following additional events shall be an “Event of Default”:

(a) The Borrower shall fail to pay when due any amount paid by the Administrative Agent, any LC Issuer or any Lender under any Bond LC or any principal of any Tender Advance or shall fail to pay, within three Business Days of the due date thereof, any interest or any fees payable hereunder;

(b) Any representation or warranty made by the Borrower herein, in any Operative Document relating to any Bonds covered by a Bond LC or in any certificate, financial or other statement furnished by the Borrower (or any of its officers) pursuant to the terms of this Supplement or such Operative Document shall prove to have been incorrect or misleading in any material respect when made;

(c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 4.1(a)(i) or (iii) or Section 4.2 or (ii) any other term, covenant or agreement on its part to be performed or observed contained in this Supplement or in any Operative Document to which it is a party relating to any Bonds covered by a Bond LC if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent (which notice shall be given by the Administrative Agent at the written request of any Lender);

(d) Any material provision of this Supplement or any Operative Document to which the Borrower is a party relating to any Bonds covered by a Bond LC shall at any time for any reason cease to be valid and binding on the Borrower or any Indenture relating to any Bonds covered by a Bond LC shall cease to be valid and binding on the Trustee and the Issuer, or any of such agreements shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower or any governmental authority or regulatory body or the Borrower shall deny that it has any or further liability or obligation under this Supplement or any Operative Document to which the Borrower is a party relating to any Bonds covered by a Bond LC;

(e) the Liens created by the Control Agreements or the Pledge Agreement shall cease to create a Lien on the collateral described therein with the priority purported to be created thereby securing the obligations to the Administrative Agent and the Lenders; or

(f) The occurrence of an “event of default” under and as defined in the Indentures or any other Operative Document to which the Borrower is a party relating to any Bonds covered by a Bond LC.

SECTION 5.2 Remedies Upon an Event of Default. If any Event of Default shall have occurred and be continuing, then, and in any such event, the Administrative Agent may, and upon written instructions from the Majority Lenders, shall, (i) by notice to the Borrower

ANNEX A-11

declare all Tender Advances and all interest accrued thereon and all other amounts due hereunder immediately due and payable and, upon such declaration, the same shall become and be immediately due and payable (provided that, upon the occurrence of any Event of Default under Section 6.01(e) of the Credit Agreement, all such amounts shall automatically become and be immediately due and payable) without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (ii) give written notice to the Trustee as contemplated in the applicable Indenture that an Event of Default has occurred with directions for either a mandatory tender or acceleration of all Bonds covered by a Bond LC currently outstanding, (iii) by notice sent to the Borrower, require the immediate deposit of cash collateral in an amount equal to the Maximum Credit Amount for all Bond LCs and all unpaid Tender Advances, and the same shall thereupon become and be immediately due and payable by the Borrower; provided, however, that the Administrative Agent shall cause such cash collateral to be deposited in a separate account which shall not be debited to make any payment directly to a beneficiary of a Bond LC pursuant to a draw by such beneficiary under such Bond LC, and (iv) pursue all remedies available to it at law, by contract, at equity or otherwise, including all remedies under the Pledge Agreement and the Control Agreements. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and any LC Issuer, a security interest in all of the Borrower’s right, title and interest in and to all funds which may from time to time be on deposit in such cash collateral account to secure the prompt and complete payment and performance of the Borrower’s obligations hereunder (including, without limitation, any and all Bond LC Reimbursement Obligations and any other amounts as shall become due and payable by the Borrower to the Lenders or any LC Issuer under this Agreement, the Pledge Agreement or any Control Agreement), and the Administrative Agent may at any time or from time to time after funds are deposited in the such cash collateral account, apply such funds to the payment of any such obligations. All funds on deposit in any cash collateral account shall be invested as required in any tax exemption or arbitrage certificate and agreement among the Borrower, the Issuer and the Trustee applicable to each series of Bonds covered by a Bond LC (each, a “Tax Agreement”), with respect to the investment of Gross Proceeds (as defined in the applicable Tax Agreement).

ARTICLE VI BOND LC MISCELLANEOUS

SECTION 6.1 Amendments Relating to Bond LCs. In furtherance of the amendment provisions in Section 8.01 of the Credit Agreement, no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (a) waive any of the conditions specified in Section 2.2, (b) release any of the Pledged Bonds except upon reimbursement for the drawings related to such Pledged Bonds or as otherwise provided in this Supplement or the Pledge Agreement or (c) amend, waive, supplement or otherwise modify this Section 6.1.

ARTICLE VII BOND LC ADDITIONAL DEFINITIONS

Each of the following terms shall have the meaning set forth below (each such meaning to be equally applicable to both the singular and plural forms of the term defined):

ANNEX A-12

“Bond LC” means, with respect to a series of Bonds, each direct pay letter of credit issued hereunder in connection with such Bonds, in each case as amended or otherwise modified, and “Bond LCs” means all of them collectively.

“Bond LC Fee Letter” means a fee letter, if any, entered into between the Borrower and an LC Issuer in respect of the issuance of Bonds LCs.

“Bond LC Obligations” means, at any time, the sum, without duplication, of (a) the aggregate Maximum Credit Amount under all Bond LCs outstanding at such time, plus (b) the aggregate unpaid amount at such time of all Bond LC Reimbursement Obligations.

“Bond LC Reimbursement Obligations” means the obligations of the Borrower pursuant to Sections 1.1.6 and 1.1.9 of this Supplement and Sections 2.05 and 2.16 of the Credit Agreement with respect to each drawing under a Bond LC and each Tender Advance.

“Bonds” means, collectively, the $190,830,000 aggregate principal amount of Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) issued through the Issuer, consisting of: $50,000,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008D, $49,830,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008E and $91,000,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008F (including any bonds issued through the Issuer to refund any such bonds).

“Control Agreements” means, collectively, the Securities Account Control Agreements by and among the Borrower, the Administrative Agent and the Trustee, as securities intermediary; and “Control Agreement” means any of the foregoing as the context may require.

“Date of Issuance” means, with respect to each Bond LC for any Bonds, the date on which such Bond LC is issued.

“First Mortgage Bonds” means, collectively, one or more First Mortgage Bonds issued by the Borrower pursuant to a Loan Agreement for a series of Bonds covered by a Bond LC, which has been assigned to, and registered in the name of, the Trustee under the Indenture for such series of Bonds as collateral security for the payment of such series of Bonds; and “First Mortgage Bond” means any of the foregoing as the context may require.

“Indentures” means, collectively, the Bond Indentures between the Issuer and the Trustee, with respect to the Bonds covered by a Bond LC, in each case as amended, restated, supplemented or otherwise modified; and “Indenture” means any of the foregoing as the context may require.

“Issuer” means the Illinois Finance Authority, or any successor authority.

“Liquidity Drawing” shall have the meaning assigned to that term in the Bond LC.

“Loan Agreements” means, collectively, the Loan Agreements between the Issuer and the Borrower, with respect to the Bonds covered by a Bond LC; and “Loan Agreement” means any of the foregoing as the context may require.

ANNEX A-13

“Maximum Credit Amount” means, in respect of the Bond LCs, the aggregate Stated Amount (as defined in the Bond LCs) of all such Bond LCs in effect at any time.

“Mortgage Trustees” means BNY Mellon Trust Company of Illinois (as successor to Harris Trust and Savings Bank) and D.G. Donovan, and any other successors thereto, as trustees under the Mortgage.

“Mortgaged Property” means all real and personal property of the Borrower from time to time subject to the lien of the Mortgage.

“Official Statement” means, with respect to a series of Bonds, the Official Statement executed in connection with such series of Bonds at the time of issuance thereof, as amended or supplemented, together with the documents incorporated therein by reference.

“Operative Documents” means, with respect to a series of Bonds, such Bonds and the related Indenture, the Supplemental Indenture (including the Mortgage), the First Mortgage Bond, the Loan Agreement, the Pledge Agreement, the Control Agreement, the Remarketing Agreement and each other operative document or instrument delivered in connection with the issuance, sale and securing of such series of Bonds.

“Pledge Agreement” means the Pledge Agreement dated as of May 9, 2008 between the Borrower and the Administrative Agent.

“Pledged Bonds” has the meaning assigned to that term in the Pledge Agreement.

“Remarketing Agent” means the Person appointed as the remarketing agent pursuant to the applicable Remarketing Agreement.

“Remarketing Agreements” means, collectively, the Remarketing Agreements executed by the Borrower and the Remarketing Agents with respect to the Bonds covered by a Bond LC; and “Remarketing Agreement” means any of the foregoing as the context may require.

“Supplemental Indenture” means, with respect to a series of Bonds, the Supplemental Indenture which supplements the Mortgage to provide for the creation and issuance of the First Mortgage Bond securing such series of Bonds;

“Tender Advance” has the meaning assigned to that term in Section 1.1.6.

“Tender Agent” means, with respect to a series of Bonds, the tender agent at the time serving as such under the Indenture for such series of Bonds.

“Tender Draft” means a Liquidity Drawing under a Bond LC to pay the purchase price of a series of Bonds delivered or deemed delivered to the Trustee, the Tender Agent or the Remarketing Agent pursuant to the Indenture for such series and not remarketed by the Remarketing Agent for such series of Bonds on the date such Bonds are to be purchased.

“Trustee” means the trustee under the Indenture for a series of Bonds, which as of the date of this Agreement is The Bank of New York Mellon Trust Company, N.A.

ANNEX A-14

ARTICLE VIII INCORPORATION INTO CREDIT AGREEMENT

All representations and warranties made under Article III of this Supplement shall be deemed to be representations and warranties made under Section 4.01 of the Credit Agreement and vice versa. All covenants made under Article IV of this Supplement shall be deemed to be covenants made under Article V of the Credit Agreement and vice versa. All Events of Default under Section 5.1 shall be deemed to be Events of Default under Section 6.01 of the Credit Agreement and vice versa.

ANNEX A-15

EXHIBIT A

Form of Bond LC

IRREVOCABLE DIRECT PAY LETTER OF CREDIT

            , 2008

**U.S.$        **

Letter of Credit No.

The Bank of New York Mellon Trust Company,

N.A.,

as trustee

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

Ladies and Gentlemen:

At the request of Commonwealth Edison Company, a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois (the “Company”), JPMorgan Chase Bank, N.A. (the “Bank”) hereby establishes in favor of The Bank of New York Mellon Trust Company, N.A., as Trustee and Tender Agent (collectively, the “Bond Trustee”) acting for the benefit of the holders of the Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project), Series 2008[    ] originally issued in the principal amount of $        (the “Bonds”), pursuant to the Bond Indenture dated as of             , 2008 between the Illinois Finance Authority, a body politic and corporate of the State of Illinois (the “Issuer”) and the Bond Trustee (as amended and supplemented from time to time in accordance with the terms thereof, being referred to herein as the “Bond Indenture”), this Irrevocable Direct Pay Letter of Credit (this “Letter of Credit”) pursuant to a Credit Agreement dated as of March 28, 2012 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the Bank, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

The Bank hereby irrevocably authorizes the Bond Trustee to draw on the Bank from time to time, from and after the date hereof to and including the earliest to occur of the following (the date of the earliest of such events described below to occur shall be the “Expiration Date”):

(i) the Bank’s close of business on             , 2009 (the “Scheduled Expiration Date”), or

ANNEX A-16

(ii) the Bank’s close of business on either (A) the date which is five Business Days (as hereinafter defined) following the conversion of all the Bonds to an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture) as such date is specified in a certificate in the form of Exhibit A hereto (the “Conversion Date”), or (B) if the Bank has honored the drawing relating to such conversion and the Letter of Credit is earlier returned by the Bond Trustee to the Bank for cancellation in accordance with the Bond Indenture in connection with such conversion, then the date of such return, or

(iii) the Bank’s close of business on the date which is (A) five (5) Business Days following receipt from the Bond Trustee of a certificate in the form set forth as Exhibit B hereto, or (B) if the Bank has honored the drawing relating to the event described in such certificate and if the event described in such certificate is an event in connection with which, in accordance with the Bond Indenture, the Letter of Credit is earlier returned by the Bond Trustee to the Bank for cancellation, then the date of such return, accompanied by receipt from the Bond Trustee of such certificate, or

(iv) the date on which an Acceleration Drawing is honored by the Bank, or

(v) the Bank’s close of business on the date which is ten (10) calendar days after your receipt of written notice from us in the form set forth as Exhibit L hereto specifying the occurrence of an Event of Default under the Credit Agreement,

a maximum aggregate amount not exceeding [                    ] DOLLARS AND 00/100 (U.S. $[        ]) (the “Original Stated Amount”; with such Original Stated Amount, and each amount to which the same may be permanently reduced in accordance herewith, being the “Stated Amount”) to pay principal of and accrued interest on, or the purchase price of, the $[        ] outstanding principal amount of Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project), Series 2008[    ] (the “Bonds”), which Bonds were issued pursuant to the Bond Indenture, in accordance with the terms hereof (said U.S. $[        ] having been initially calculated to be equal to U.S. $[        ], the principal amount of the Bonds outstanding as of the date hereof, plus U.S. $[        ] which is fifty-three (53) days’ accrued interest on said principal amount of the Bonds calculated at an interest rate of twelve percent (12%) per annum calculated on the basis of actual days elapsed in a year of three hundred sixty five (365) days).

Payments hereunder are available against the following documents (the “Payment Documents”) presented to the Bank at 300 South Riverside Plaza, Standby Letter of Credit Unit, Mail Code IL1-0236, Chicago, Il 60606-0236 as aforesaid, by Tested Telex (at: ITT420120 CMBUI), or by authenticated SWIFT (at: CHASUS33) or by telecopier (at telecopier number (312) 954-6163 or alternately to (312) 954-3140), Attention: Standby Service Unit, without further need of documentation, including the original of this Letter of Credit, it being understood that each Payment Document so submitted is to be the sole operative instrument of drawing. You shall use your best efforts to give telephonic notice of a drawing to the Bank at its Chicago, IL Standby Service Unit, (at: (312) 954-1922 or alternately to 1-800-634-1969, Option 1) on the Business Day preceding the day of such drawing (but such notice shall not be a condition to drawing hereunder and you shall have no liability for not doing so) (or such other office or offices or number or numbers as we may from time to time specify to you in writing):

(i) a certificate in the form attached as Exhibit C hereto to pay accrued interest on the Bonds as provided for under Section 5.02 of the Bond Indenture (an “Interest Drawing”),

ANNEX A-17

(ii) a certificate in the form attached as Exhibit D hereto to pay the principal amount of and, in the event the redemption date (or date of purchase in lieu of redemption) does not coincide with the regularly scheduled interest payment date for the Bonds, accrued interest on the Bonds in respect of any redemption (or purchase in lieu of redemption as provided for in Section 4.01(D) of the Bond Indenture) of the Bonds as provided for in Section 5.04 of the Bond Indenture (a “Redemption Drawing”),

(iii) a certificate in the form attached as Exhibit E hereto, to pay the tender price of Bonds for which you have received a notice from the Remarketing Agent of a nonremarketing, or for which you have not timely received actual remarketing proceeds on the Purchase Date or Mandatory Purchase Date (as such terms are defined in the Bond Indenture), as the case may be, as provided for in Section 4.12(C)(4) of the Bond Indenture (a “Liquidity Drawing”),

(iv) a certificate in the form attached as Exhibit F hereto, to pay the principal of and accrued interest in respect of any Bonds the payment of which has been accelerated pursuant to Section 7.02 of the Bond Indenture (an “Acceleration Drawing”), or

(v) a certificate in the form attached as Exhibit G hereto to pay the principal amount of the Bonds on the date specified in such Bonds as the date on which the principal of such Bonds is due and payable as provided for under Section 5.03 of the Bond Indenture (a “Stated Maturity Drawing”);

each such certificate to state therein that it is given by your duly authorized officer and dated the date such certificate is presented hereunder.

No drawings shall be made under this Letter of Credit for the purpose of making payments on Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture).

The aforesaid certificates shall have all blanks appropriately filled in and shall be signed by an authorized signatory of the Bond Trustee and the aforesaid certificates shall be either in the form of a letter on the letterhead of the Bond Trustee or a communication by telecopy delivered or transmitted to the Bank.

The Bank hereby agrees with the Bond Trustee that all demands for payment made under and in strict conformity with the terms of this Letter of Credit will be duly honored upon delivery of transmission of the appropriate drawing certificate or certificates as specified herein and if presented at the aforesaid office on or before the expiration or termination date

ANNEX A-18

hereof. If a demand for payment is made hereunder at or prior to 11:00 a.m. (or, in the case of a Liquidity Drawing in respect of Bonds in a Daily Mode, 12:00 noon), New York City time, on a business day, and provided that such demand for payment conforms to the terms and conditions hereof, payment shall be made on the amount specified in immediately available funds, no later than 2:00 p.m., New York City time, on the same business day. If such demand for payment is made hereunder after 11:00 a.m. (or, in the case of a Liquidity Drawing in respect of Bonds in a Daily Mode, 12:00 noon), New York City time, on a business day, and provided that such demand for payment conforms to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds, no later than 12:00 noon, New York City time on the next succeeding business day. Payment under this Letter of Credit shall be made by wire transfer of immediately available funds to the Bond Trustee, The Bank of New York, ABA 021000018, Acct. No. 111-565, Further Credit: TAS 109658, Ref: IFA ComEd08F, telephone number: (312) 827-8529, telecopier number: (312) 827-8522, Attention: Daniel Marroquin. Such account, telephone number and telecopier number may be changed only by presentation to the Bank of a letter in form satisfactory to the Bank specifying a different account, telephone number or telecopier number, as the case may be, of the Bond Trustee and executed by the Bond Trustee. If a demand for payment is not effected in conformity with this Letter of Credit, the Bank shall notify the Bond Trustee to that effect by telecopy, with telephone confirmation to such telephone numbers designated by the Bond Trustee to the Bank, and the Bond Trustee may attempt to correct any such nonconforming demand for payment to the extent that the Bond Trustee is entitled to do so. As used in this Letter of Credit, “business day” shall mean any day which is not (i) a Saturday or Sunday, (ii) any day on which commercial banks located in the city or cities in which the designated corporate trust office of the Bond Trustee, the principal office of the Remarketing Agent (as defined in the Bond Indenture) or the office of the Bank at which demands for draws on this Letter of Credit are authorized by law to close and are closed or (iii) any day on which The New York Stock Exchange is closed.

The “Stated Amount” of this Letter of Credit shall be automatically and permanently reduced from time to time as of the next business day following the date of our receipt of a certificate of the Bond Trustee in the form of Exhibit H hereto (appropriately completed) to the amount specified in such certificate as the amount to which the Stated Amount is to be so reduced. Also, upon receipt by the Bank of a Certificate of the Bond Trustee in the form of Exhibit D to the Letter of Credit in connection with a Redemption Drawing, the Bank will automatically and permanently reduce the Stated Amount by the amount (if any) specified in such certificate as a decline in the amount of necessary excess interest coverage resulting from the partial redemption of Bonds effected through such Redemption Drawing (and taking into account the non-reinstatement, as described in the next succeeding paragraph, of that portion of any Interest Drawing which may have been effected to pay interest on Bonds being redeemed through such Redemption Drawing). Upon any such permanent reduction of the Stated Amount of this Letter of Credit, the Bank may deliver to the Bond Trustee a substitute letter of credit in exchange for this Letter of Credit or an amendment to this Letter of Credit in the form of Exhibit I hereto (appropriately completed) to reflect any such reduction. If the Bank delivers to the Bond Trustee such a substitute letter of credit, the Bond Trustee shall simultaneously surrender to the Bank for cancellation the Letter of Credit then in its possession.

The amount available to be drawn hereunder at any particular time (the “Available Amount” of this Letter of Credit) shall be the Stated Amount from time to time (i)

ANNEX A-19

less the amount of all reductions (as provided for below) pursuant to Interest, Redemption, Liquidity, Acceleration or Stated Maturity Drawings occurring since the later of the date hereof and the effective date of the last reduction in the Stated Amount, and (ii) plus the amount of all reinstatements as below provided, likewise occurring since the later of the date hereof and the effective date of the last reduction in the Stated Amount.

The Available Amount of this Letter of Credit will be reduced automatically by the amount of any drawing hereunder; provided, however, that the amount of any Interest Drawing hereunder shall be automatically reinstated effective the opening of business on the eleventh (11th) calendar day after the date the Bank honors such drawing, unless the Bond Trustee shall have received written notice from the Bank (which notice may be by facsimile transmission) within ten (10) calendar days after the date the Bank honors such drawing that an Event of Default has occurred under the Credit Agreement and directing either an acceleration of the maturity of the Bonds or a mandatory tender of the Bonds; and provided further, however, that the portion of any Interest Drawing (as indicated on the related certificate in the form of Exhibit C) made to pay interest on Bonds being concurrently redeemed through a Redemption Drawing shall not be so reinstated. Also, to the extent the Available Amount is reduced as contemplated in the preceding sentence due to payment by the Bank of a Liquidity Drawing, the Available Amount will be automatically reinstated, upon receipt by the Bank of Exhibit M, concurrently with the receipt by the Bank, or the Bond Trustee on behalf of the Bank, of the purchase price of Bonds (or portions thereof) previously purchased with the proceeds of a Liquidity Drawing, and which have been remarketed pursuant to the Bond Indenture, such reinstatement to be in an amount equal to the Original Purchase Price of such Bonds (or portions thereof) as have been remarketed. “Original Purchase Price” shall mean the principal amount of any Bond purchased with the proceeds of a Liquidity Drawing plus the amount of accrued interest thereon paid upon the purchase of such Bond with the proceeds of any such drawing.

Prior to the Expiration Date, the Bank may (but is not obligated to) extend the Scheduled Expiration Date from time to time at the request of the Company by delivering to the Bond Trustee an amendment to this Letter of Credit in the form of Exhibit K hereto designating the date to which the Scheduled Expiration Date is being extended. Each reference to the Scheduled Expiration Date herein and in any other document shall be deemed to be references to the date designated as the new Scheduled Expiration Date in such notice. Any date to which the Scheduled Expiration Date has been extended as herein provided may itself be extended in a like manner.

Upon the Expiration Date this Letter of Credit shall automatically terminate, and the Bond Trustee agrees to promptly deliver the same to the Bank for cancellation.

This Letter of Credit is transferable in whole only to any successor as Bond Trustee and may not be transferred under any other circumstances. Any such transfer (including any successive transfer) shall be effective upon receipt by the Bank of a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Exhibit J hereto (which shall be conclusive evidence of such transfer), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor’s place; provided that, in such case, any certificates of the Bond Trustee to be provided hereunder shall be signed by one who states therein that he is a duly authorized officer or agent of the transferee.

ANNEX A-20

This Letter of Credit may not be transferred to any person with which U.S. persons are prohibited from doing business under U.S. Foreign Assets Control Regulations or other applicable U.S. laws and regulations.

Communications with respect to this Letter of Credit shall be addressed to us at the address of the Bank above, specifically referring to the number of this Letter of Credit (or such other address, person or department as we may from time to time specify to you in writing).

This Letter of Credit is issued subject to the International Standby Practices 1998 (“ISP98”). This Letter of Credit shall be deemed to be issued under the laws of the State of Illinois and shall, as to matters not governed by ISP98, be governed by and construed in accordance with the laws of such State.

All payments made by the Bank hereunder shall be made from its own funds; in no event shall such payment be made with funds obtained from the Company.

This Letter of Credit sets forth in full the terms of the Bank’s undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.

JPMORGAN CHASE BANK, N.A.

By:
Title:

ANNEX A-21

EXHIBIT A

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF CONVERSION DATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

Reference is hereby made to that certain Letter of Credit No.              dated              20     (the “Letter of Credit”), which has been established on behalf of Commonwealth Edison Company in favor of The Bank of New York Mellon Trust Company, N.A., as Bond Trustee under the Bond Indenture.

The undersigned hereby certifies and confirms that the Bonds have been converted to a/an [Indexed Rate] [Term Rate] [Commercial Paper Rate] [Fixed Rate]* on [insert date] and, accordingly, said Letter of Credit shall terminate five business days following such date in accordance with its terms. All defined terms used herein which are not otherwise defined herein shall have the same meaning as in the Letter of Credit.

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

*	insert appropriate statement

ANNEX A-22

EXHIBIT B

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF TERMINATION

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

Reference is hereby made to that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), which has been established in our favor, as trustee for the Bonds (as defined in the Letter of Credit).

The undersigned hereby certifies and confirms that [no Bonds (as defined in the Letter of Credit) remain Outstanding within the meaning of the Bond Indenture (as defined in said Letter of Credit)] [all drawings required to be made under the Bond Indenture and available under the Letter of Credit have been made and honored] [a Substitute Credit Facility (as such term is defined in the Bond Indenture) has been delivered to the Bond Trustee to replace the Letter of Credit in accordance with the Bond Indenture and such Substitute Credit Facility is in effect] [the Bond Trustee is required to terminate the Letter of Credit in accordance with the terms of the Bond Indenture]* and, accordingly, said Letter of Credit shall be terminated in accordance with its terms.

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

*insert appropriate statement

ANNEX A-23

EXHIBIT C

to

LETTER OF CREDIT

            ,

Letter of Credit No.

INTEREST DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Mellon Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing in the amount of $             under the Letter of Credit pursuant to the Bond Indenture with respect to the payment of interest due on all Bonds outstanding on the Interest Payment Date occurring on [insert applicable date] (the “Payment Date”) other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture).

3. The amount of the drawing is equal to the amount required to be drawn by the Beneficiary pursuant to Section 5.02 of the Bond Indenture.

4. The amount of the drawing made by this Certificate was computed in compliance with the terms of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount (as defined in the Letter of Credit) of the Letter of Credit as presently in effect.

5. $         of the amount of the drawing made by this Certificate is to be applied to the payment of interest due on a portion of the outstanding Bonds being redeemed pursuant to a concurrent Redemption Drawing, the redemption date of which coincides with the Interest Payment Date referred to in paragraph (2) above.*

*	To be included in Certificate only if applicable in the circumstances described.

ANNEX A-24

IN WITNESS WHEREOF, this Certificate has been executed this              day of             ,         .

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-25

EXHIBIT D

to

LETTER OF CREDIT

            ,

Letter of Credit No.

REDEMPTION DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Mellon Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing in the amount of $         under the Letter of Credit pursuant to Section 5.04 of the Bond Indenture.

3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture) to be redeemed (or purchased in lieu of redemption as provided for in Section 4.01(D) of the Bond Indenture) by or on behalf of the Company pursuant to Section 4.01 of the Bond Indenture on [insert applicable date] (the “Redemption Date”), plus (ii) in the event such date does not coincide with a regularly scheduled Interest Payment Date, interest accrued on such Bonds from the immediately preceding Interest Payment Date (as defined in the Bond Indenture) to the Redemption Date.

(b) Of the amount stated in paragraph 2 above:

(i) $         is demanded in respect of the principal amount of the Bonds referred to in subparagraph (a) above; and

(ii) $         is demanded in respect of accrued interest on such Bonds.

ANNEX A-26

4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

5. The Bank is hereby instructed following the honor of this drawing, and in accordance with the terms of the Letter of Credit, to permanently reduce the amount otherwise available for drawing under the Letter of Credit by $         [insert applicable amount] which amount represents the amount of excess interest coverage under the Letter of Credit (computed in respect of the outstanding principal amount of the Bonds at an assumed interest rate of      percent (    %) per annum for a period of      days) no longer necessary as a result of the redemption (or purchase in lieu of redemption) of Bonds with the proceeds of the drawing made by this Certificate, and, if applicable, taking into account any permanent reduction in the Available Amount occasioned by the payment of accrued interest on such redeemed (or purchased in lieu of redemption) Bonds through an Interest Drawing (as defined in the Letter of Credit) and not through the drawing effected by this Certificate.

IN WITNESS WHEREOF, this Certificate has been executed this              day of             ,         .

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-27

EXHIBIT E

to

LETTER OF CREDIT

            ,

Letter of Credit No.

LIQUIDITY DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Mellon Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing under the Letter of Credit in the amount of $         with respect to Bonds tendered pursuant to Section [4.06][4.08][4.10]* of the Bond Indenture, [which the Beneficiary has been informed were not remarketed][remarketing proceeds for which were not timely received by the Bond Trustee]**on [insert applicable date] (the “Purchase Date”).

3. (a) The amount of the drawing is equal to (i) the principal amount of Bonds, other than Pledged Bonds (as defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Commercial Paper Rate, a Term Rate or a Fixed Rate (as each such term is defined in the Bond Indenture), for which [the Bond Trustee has received a notice from the Remarketing Agent of a nonremarketing][the Bond Trustee has not timely received actual remarketing proceeds on the Purchase Date]***as provided for in Section 4.12(C)(4) of the Bond Indenture, plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date to the Purchase Date.

*	insert appropriate section
**	insert appropriate statement
***	insert appropriate statement

ANNEX A-28

(b) Of the amount stated in paragraph (2) above:

(i) $         is demanded in respect of the principal portion of the purchase price of the Bonds referred to in subparagraph (2) above; and

(ii) $         is demanded in respect of payment of the interest portion of the purchase price of such Bonds.

4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit as presently in effect.

5. The Beneficiary will register or cause to be registered in the name of the Company, but with the Administrative Agent registered as pledgee, upon payment of the amount drawn hereunder, Bonds in the principal amount of the Bonds being purchased with the amounts drawn hereunder and will deliver such Bonds to the Bond Trustee; provided, however, if The Depository Trust Company or its nominee, or a similar securities depository, is the registered owner of all Bonds, the Beneficiary acknowledges that it will cause the security interest of the Administrative Agent to be recorded by such depository on its books or, if the Beneficiary is a participant with respect to such depository, on its own books.

IN WITNESS WHEREOF, this Certificate has been executed this              day of             ,         .

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-29

EXHIBIT F

to

LETTER OF CREDIT

            ,

Letter of Credit No.

ACCELERATION DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Mellon Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.             dated             , 20     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. An Event of Default has occurred under subsection [insert subsection] of Section 7.01 of the Bond Indenture, and the Bond Trustee has declared the principal of and accrued interest on all Bonds then outstanding immediately due and payable. The Beneficiary is entitled to make this drawing in the amount of $             under the Letter of Credit pursuant to Section 7.02 of the Bond Indenture.

3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds, other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture), outstanding on [insert date of acceleration] (the “Acceleration Date”) plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date to the Acceleration Date.

(b) Of the amount stated in paragraph 2 above:

(i) $         is demanded in respect of the principal of the Bonds referred to in subparagraph (a) above; and

(ii) $         is demanded in respect of accrued interest on such Bonds.

4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and does not exceed the Available Amount of the Letter of Credit.

ANNEX A-30

IN WITNESS WHEREOF, this Certificate has been executed this              day of             ,         .

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-31

EXHIBIT G

to

LETTER OF CREDIT

            ,

Letter of Credit No.

STATED MATURITY DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Mellon Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing in the amount of $         under the Letter of Credit pursuant to Section 5.03 of the Bond Indenture. The amount of this drawing is equal to the principal amount of Bonds with a Maturity Date (as such term is defined in the Letter of Credit) on [insert date], other than Pledged Bonds (as defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture).

3. The amount of this drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

ANNEX A-32

IN WITNESS WHEREOF, this Certificate has been executed this              day of             ,         .

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-33

EXHIBIT H

to

LETTER OF CREDIT

            ,

Letter of Credit No.

REDUCTION CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Mellon Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. (the “Bank”) in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. Upon receipt by the Bank of this Certificate, the Stated Amount (as defined in the Letter of Credit) shall be reduced by $        , and the Stated Amount shall thereupon equal $        , all in accordance with the provisions of the Bond Indenture.

IN WITNESS WHEREOF, this Certificate has been executed this              day of             ,         .

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-34

EXHIBIT I

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF AMENDMENT

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

Dear Sirs:

Reference is hereby made to that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Letter of Credit and Credit Agreement dated as of March 28, 2012, as amended, restated, supplemented or otherwise modified, by and among Commonwealth Edison Company, us, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent, the Stated Amount of the Letter of Credit has been reduced to $        .

This letter should be attached to the Letter of Credit and made a part thereof.

JPMORGAN CHASE BANK, N.A.

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-35

EXHIBIT J

to

LETTER OF CREDIT

            ,

Letter of Credit No.

TRANSFER CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

Dear Sirs:

Reference is made to that certain Letter of Credit No.              dated             , 20     which has been established by the Bank in favor of the Bank of New York Mellon Trust Company, N.A.

We, the undersigned “Transferor”, hereby irrevocably transfer all of our rights to draw under the above referenced Letter of Credit (“Credit”) in its entirety to:

NAME OF TRANSFE
(Print Name and complete address of the Transferee) “Transferee”

ADDRESS OF TRANSFEREE

CITY, STATE/COUNTRY ZIP

In accordance with ISP98, Rule 6, regarding transfer of drawing rights, all rights of the undersigned Transferor in such Credit are transferred to the Transferee, who shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the undersigned Transferor.

The original Credit, including amendments to this date, is attached and the undersigned Transferor requests that you endorse an acknowledgment of this transfer on the reverse thereof. The undersigned Transferor requests that you notify the Transferee of this Credit in such form and manner as you deem appropriate, and the terms and conditions of the Credit as transferred. The undersigned Transferor acknowledges that you incur no obligation hereunder and that the transfer shall not be effective until you have expressly consented to effect the transfer by notice to the Transferee.

ANNEX A-36

If you agree to these instructions, please advise the Transferee of the terms and conditions of this transferred Credit and these instructions.

Transferor represents and warrants to Transferring Bank that (i) our execution, delivery, and performance of this request to Transfer (a) are within our powers (b) have been duly authorized (c) constitute our legal, valid, binding and enforceable obligation (d) do not contravene any charter provision, by-law, resolution, contract, or other undertaking binding on or affecting us or any of our properties (e) do not require any notice, filing or other action to, with, or by any governmental authority (f) the enclosed Credit is original and complete, (g) there is no outstanding demand or request for payment or transfer under the Credit affecting the rights to be transferred, (h) the Transferee’s name and address are correct and complete and the Transferee’s use of the Credit as transferred and the transactions underlying the Credit and the requested Transfer do not violate any applicable United States or other law, rule or regulation.

The Effective Date shall be the date hereafter on which Transferring Bank effects the requested transfer by acknowledging this request and giving notice thereof to Transferee.

WE WAIVE ANY RIGHT TO TRIAL BY JURY THAT WE MAY HAVE IN ANY ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS TRANSFER.

This Request is made subject to ISP98 and is subject to and shall be governed by Article 5 of the Uniform Commercial Code of the State of                     , without regard to principles of conflict of laws.

Sincerely yours,

(Print Name of Transferor)

(Transferor’s Authorized Signature)

(Print Authorized Signers Name and Title)

(Telephone Number/Fax Number)

Acknowledged:

(Print Name of Transferee)

ANNEX A-37

(Transferee’s Authorized Signature)

(Print Authorized Signers Name and Title)

(Telephone Number/Fax Number)

ANNEX A-38

EXHIBIT K

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF AMENDMENT

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

Dear Sirs:

Reference is hereby made to that certain Letter of Credit No.              dated             , 20     (the “Letter of Credit”), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Credit Agreement dated as of March 28, 2012, as amended, restated, supplemented or otherwise modified, by and among Commonwealth Edison Company, us, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent, the Scheduled Expiration Date of the Letter of Credit has been extended to             ,         .

This letter should be attached to the Letter of Credit and made a part thereof.

JPMORGAN CHASE BANK, N.A.

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-39

EXHIBIT L

to

LETTER OF CREDIT

            ,

Letter of Credit No.

EVENT OF DEFAULT NOTICE

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Dear Sirs:

Reference is hereby made to that certain Letter of Credit No.             dated             , 20     (the “Letter of Credit”; any other defined terms used herein having their respective meanings set forth in the Letter of Credit), established by the Bank in your favor as Beneficiary. We hereby notify you that [an Event of Default under the terms of the Credit Agreement has occurred] [an Event of Default under the terms of the Credit Agreement has occurred and the Letter of Credit will not be reinstated]*. Accordingly, the Letter of Credit shall terminate ten (10) days after your receipt of this notice.

We hereby direct you [to cause pursuant to Section 4.10 of the Bond Indenture the mandatory tender of all Bonds (other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate) currently outstanding] [to cause pursuant to Section 7.02 of the Bond Indenture the acceleration of all Bonds (other than Pledged Bonds or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate) currently outstanding]*.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
[Title of Authorized Officer]

*	select one of the bracketed clauses
*	select one of the bracketed clauses

ANNEX A-40

EXHIBIT M

to

LETTER OF CREDIT

            ,

Letter of Credit No.

CERTIFICATE FOR REINSTATEMENT OF LIQUIDITY DRAWING

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned hereby CERTIFIES to JPMorgan Chase Bank, N.A. (the “Bank”) with reference to the Bank’s Letter of Credit No.              dated             , 20     (the “Letter of Credit”; the terms “Bond Indenture” and “Bonds” used herein having their respective meanings set forth in the Letter of Credit) that:

1. The undersigned is the Bond Trustee under the Bond Indenture.

2. In accordance with the provisions of the Bond Indenture, the Bond Trustee has demanded and received payment under the Letter of Credit in the amount of $        , which amount the Bond Trustee has used solely to pay the purchase price of Bonds tendered or deemed tendered to the Bond Trustee for purchase in accordance with Section [specify section] of the Bond Indenture.

3. Such Bonds, so purchased by the Bond Trustee have been successfully remarketed and therefore the Letter of Credit must be reinstated by $         to a new balance of $        .

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate this          day of             ,         .

The Bank of New York Mellon Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,

ANNEX A-41

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002

Attention: Rebecca Camarena

ANNEX A-42